Prospectus

(Ticker Symbol)

iM DBi Managed Futures Strategy ETF (DBMF)

iM DBi Hedge Strategy ETF (DBEH)

Listed on the NYSE Arca

September 20, 2021

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or the Commodity Futures Trading Commission (“CFTC”), nor has the SEC or the CFTC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.partnerselectfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you receive paper copies of your reports. If you invest directly with the Trust, you can call 1-800-960-0188. Your election to receive reports in paper will apply to all Funds in the Trust or held with your financial intermediary.

For More Information	Back Cover

iM DBi Managed Futures Strategy ETF

Summary Section

Investment Objective

The iM DBi Managed Futures Strategy ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	None

Total Annual Fund Operating Expenses(2)	0.85%

(1)	“Other Expenses” have been estimated for the current fiscal year. Actual expenses may be different.

(2)

Pursuant to a contractual operating expense limitation between Litman Gregory Fund Advisors, LLC (“Litman Gregory” or the “Advisor”), the advisor to the Fund, and the Fund, Litman Gregory has agreed to limit Total Annual Fund Operating Expenses (excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other transactional expenses, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and any distribution fees and expenses paid by the Fund under a Rule 12b- Plan) to 0.85% of the Fund’s average daily net assets for at least one year from the effective date of the Trust’s registration statement with respect to the Fund. This agreement may be renewed for additional periods of one (1) year and may be terminated by the Board of Trustees (the “Board”) of Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to Litman Gregory. Litman Gregory may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Any fee waiver or expense reimbursement made by Litman Gregory pursuant to this agreement is subject to the repayment by the Fund only within three (3) years of the date such amounts were waived or reimbursed, provided that the repayment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of repayment, and the repayment is approved by the Board.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$87	$271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account as compared to shares of investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Simultaneous with the Fund’s commencement of operation, the Fund acquired the assets and assumed the liabilities of the iM DBi Managed Futures Strategy ETF, a series of Manager Directed Portfolios (the “Predecessor Fund”). Because amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less are excluded from the portfolio turnover calculation and these are the only types of instruments held by the Predecessor Fund, the Predecessor Fund did not report a portfolio turnover rate during the fiscal year ended December 31, 2020.

Principal Strategies

The Fund is a non-diversified, actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by: (i) investing its assets pursuant to a managed futures strategy (described below); (ii) allocating up to 20% of its total assets in its wholly-owned subsidiary (the “Subsidiary”), which is organized under the laws of the Cayman Islands, is advised by the Sub-Advisor (as defined herein), and will comply with the Fund’s investment objective and investment policies; and (iii) investing directly in select debt instruments for cash management and other purposes.

The Fund’s managed futures strategy employs long and short positions in derivatives, primarily futures contracts and forward contracts, across the broad asset classes of equities, fixed income, currencies and, through the Subsidiary, commodities. Fund positions in those contracts are determined based on a proprietary, quantitative model – the Dynamic Beta Engine – that seeks to identify the main drivers of performance by approximating the current asset allocation of a selected pool of the largest commodity trading advisor hedge funds (“CTA hedge funds”), which are hedge funds that use futures or forward contracts to achieve their investment objectives. The Dynamic Beta Engine analyzes recent (i.e., trailing 60-day) performance of CTA hedge funds in order to identify a portfolio of liquid financial instruments that closely reflects the estimated current asset allocation of the selected pool of CTA hedge funds, with the goal of simulating the performance, but not the underlying positions, of those funds. Based on this analysis, the Fund will invest in an optimized portfolio of long and short positions in domestically-traded, liquid derivative contracts.

The Dynamic Beta Engine uses data sourced from (1) publicly available U.S. futures market data obtained and cross-checked through multiple common subscription pricing sources, and (2) public CTA hedge fund indexes obtained through common subscription services and cross-checked with publicly available index information. The Sub-Advisor relies exclusively on the Dynamic Beta Engine and does not have discretion to override the model-determined asset allocation or portfolio weights. The Sub-Advisor will periodically review whether instruments should be added to or removed from the model in order to improve the model’s efficiency. The model’s asset allocation is limited to asset classes that are traded on U.S.-based exchanges. Based on this analysis, the Fund will invest in an optimized portfolio of long and short positions in domestically-traded, liquid derivative contracts selected from a pool of the most liquid derivative contracts, as determined by the Sub-Advisor.

2	Litman Gregory Funds Trust

Futures contracts and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund takes long positions in derivative contracts that provide exposure to various asset classes, sectors and/or markets that the Fund expects to rise in value, and takes short positions in asset classes, sectors and/or markets that the Fund expects to fall in value. The Fund expects to limit its investments to highly-liquid, domestically-traded contracts that the Sub-Advisor believes exhibit the highest correlation to what the Sub-Advisor perceives to be the core positions of the target hedge funds. Such core positions are generally long and short positions in domestically-traded derivative contracts viewed as highly liquid by the Sub-Advisor. Agreeing to buy the underlying instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying instrument is called selling a futures contract or taking a short position in the contract.

The Fund may have gross notional exposure, which is defined as the sum of the notional exposure of both long and short derivative positions across the Fund, that approximates the current asset allocation and matches the risk profile of a diversified pool of the largest CTAs. The Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and interpretations thereunder, impose certain limitations on the Fund’s ability to use leverage. Under normal market conditions, the Sub-Advisor will seek to achieve Fund volatility of 8-10% on an annual basis, which refers to the approximate maximum amount of expected gains or losses during a given year expressed as a percentage of value.

The Sub-Advisor will, in an effort to reduce certain risks (e.g., volatility of returns), limit the Fund’s gross notional exposure on certain futures contracts whose returns are expected to be particularly volatile. In addition to these specific exposure limits, the Sub-Advisor will use quantitative methods to assess the level of risk for the Fund.

The Fund intends to gain exposure to commodities through its investments in the Subsidiary and may invest up to 20% of its total assets in the Subsidiary. Generally, the Subsidiary will invest primarily in commodity futures, but it may also invest in financial futures, fixed income securities, pooled investment vehicles, including those that are not registered with the SEC under the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is the sole investor in the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

In addition to its use of futures and investment in the Subsidiary, the Fund expects, under normal circumstances, to invest a large portion of the portfolio in debt securities in order to collateralize its derivative investments, for liquidity purposes, or to enhance yield. The Fund may hold fixed income instruments of varying maturities, but that have an average duration of less than one year. In particular, the Fund may hold government money market instruments, such as U.S. Treasury securities and U.S. government agency discount notes and bonds with maturities of two years or less.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular investment or issuer than a diversified fund.

Principal Risks

As with all mutual funds, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The following risks could affect the value of your investment. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), total return and/or ability to meet its objective.

•	Managed Futures Strategy Risk. In seeking to achieve its investment objective, the Fund will utilize various investment strategies that involve the use of complex investment techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Fund to greater volatility and loss. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.

•	Futures Contracts Risk. Futures contracts have a high degree of price variability and are subject to occasional rapid and substantial changes. There is an imperfect correlation between the change in market value of the futures contracts and the market value of the underlying instrument or reference assets with respect to such contracts. Futures contracts pose the risk of a possible lack of a liquid secondary market, resulting in the potential inability to close a futures contract when desired. Futures contracts are also subject to risks related to possible market disruptions or other extraordinary events, including but not limited to, governmental intervention, and potentially unlimited losses caused by unanticipated market movements. Futures contracts are subject to the possibility that the counterparties to the contracts will default in the performance of their obligations. If the Fund has insufficient cash, it may either have to sell securities from its portfolio to meet daily variation margin requirements with respect to its futures contracts, or close certain positions at a time when it may be disadvantageous to do so. The successful use of futures contracts draws upon the Sub-Advisor’s skill and experience with respect to such instruments and is subject to special risk considerations.

Fund Summary	3

iM DBi Managed Futures Strategy ETF — (Continued)

The use of futures contracts, which are derivative instruments, will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Fund will have the potential for greater losses than if the Fund did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the value of the Fund’s securities or related derivatives instruments to be volatile. There is no assurance that the Fund’s investment in a futures contract with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

•	General Market Risk; Recent Market Events Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.

•	Derivatives Risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures swap agreements and forward contracts. Derivatives typically have economic leverage inherent in their terms. The primary types of derivatives in which the Fund or the Subsidiary invest are futures contracts and forward contracts. Futures contracts and forward contracts can be highly volatile, illiquid and difficult to value, and changes in the value of such instruments held directly or indirectly by the Fund may not correlate with the underlying instrument or reference assets, or the Fund’s other investments. Although the value of futures contracts and forward contracts depends largely upon price movements in the underlying instrument or reference asset, there are additional risks associated with futures contracts and forward contracts that are possibly greater than the risks associated with investing directly in the underlying instruments or reference assets, including illiquidity risk, leveraging risk and counterparty credit risk. A small position in futures contracts or forward contracts could have a potentially large impact on the Fund’s performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and forward contracts.
•	Commodities Risk. Exposure to the commodities markets (including financial futures markets) may subject the Fund, through its investment in the Subsidiary, to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies, public health crises and trade or price wars among commodity producers or buyers. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

•	Equity Securities Risk. The Fund may have exposure to equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities.

•	Currency Risk. The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

•	Credit Risk. Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

•	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

¡

Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or

4	Litman Gregory Funds Trust

(ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

¡	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

¡	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

¡	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

¡	Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

•	Leverage Risk. Although the Fund will not borrow funds for trading, the Fund should be considered highly leveraged and is suitable only for investors with high tolerance for investment risk. Leverage embedded in the various derivative instruments traded may result in the Fund or its Subsidiary holding positions whose face or notional value may be many times the Fund’s NAV. As a result of this leveraging, even a small movement in the price of a commodity can cause a correspondingly large profit or loss. Losses incurred on leveraged investments increase in direct proportion to the degree of leverage employed. Furthermore, derivative instruments and futures contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Volatility is a statistical measurement of the variation of returns of a security or fund or index over time. Higher volatility generally indicates higher risk. You could lose all or substantially all of your investment in the Fund should the Fund’s trading positions suddenly turn unprofitable.

•	Debt Securities and Fixed-Income Risk. Fixed income securities, such as U.S. Treasuries, or derivatives based on fixed income securities are subject to credit risk and interest rate risk. Credit risk, as described more fully above, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk, as described more fully below, refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price. In addition, the Fund may be subject to “call” risk, which is the risk that during a period of falling interest rates the issuer may redeem a security by repaying it early (which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates), and “extension” risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated (causing the value of those securities held by the Fund to fall).

•	Interest Rate Risk. Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Sub-Advisor. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of the Fund’s investment portfolio as a whole, as investors and markets adjust expected returns relative to such increasing rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

•	Management Risk. The Fund is actively-managed and may not meet its investment objective based on the portfolio managers’ success or failure to implement investment strategies for the Fund.

•	Models and Data Risk. This is the risk that one or all of the proprietary systematic and quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for the Fund. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for the Fund.

•	Non-Diversified Fund Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Fund Summary	5

iM DBi Managed Futures Strategy ETF — (Continued)

•	Government Securities and Agency Risk. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by Federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Accordingly, while U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

•	Liquidity Risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in derivative instruments involve the risk that the Fund may be unable to sell the derivative instrument or sell it at a reasonable price.

•	Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

•	Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund.

•	Forward Contracts Risk. Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties in an amount and at a price set at the time of the contract. At the maturity of a forward contract, a fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund may invest in non-deliverable forwards, which are cash-settled, short-term forward contracts on foreign currencies that are non-convertible and that may be thinly traded or illiquid. The use of forward contracts involves various risks, including the risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.

•	Tax Risk. The federal income tax treatment of the Fund’s income from the Subsidiary may be negatively affected by future legislation, Treasury Regulations (proposed or final), and/or other Internal Revenue Service (“IRS”) guidance or authorities that could affect the character, timing of recognition, and/or amount of the Fund’s investment company taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed the source of income test for any taxable year but was eligible to and did cure the failure, it could incur potentially significant additional federal income tax expenses. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax at the fund-level on its taxable income at the regular corporate tax rate (without reduction for distributions to shareholders), with the consequence that its income available for distribution to shareholders would be reduced and distributions from its current or accumulated earnings and profits would generally be taxable to its shareholders as dividend income.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information (“SAI”) and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

•	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or Sub-Advisor’s control, including instances at third parties. The Fund, the Advisor and the Sub-Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

•	Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or its Subsidiary or that could adversely impact the Fund’s performance.

Performance

Simultaneous with the Fund’s commencement of operation, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund in a reorganization (the “Reorganization”). The Fund assumed the performance and accounting history of the Predecessor Fund on the date of the Reorganization.

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Predecessor Fund from year to year. The table below shows how the Predecessor Fund’s average annual total returns for the 1-year and since inception periods compare to those of a broad-based market index. Past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.partnerselectfunds.com.

6	Litman Gregory Funds Trust

Predecessor Fund

Calendar Year Total Return as of

December 31

During the period shown above, the highest and lowest quarterly returns earned by the Predecessor Fund were:

Highest:	4.74%	Quarter ended December 31, 2020
Lowest:	-3.29%	Quarter ended June 30, 2020

Average Annual Total Returns (for the periods ended December 31, 2020)
	1 Year	Since Inception (5/7/2019)
Predecessor Fund
Return Before Taxes	1.84%	7.56%
Return After Taxes on Distributions	1.57%	5.66%
Return After Taxes on Distributions and Sale of Shares	1.17%	5.33%
SG CTA Index
(reflects no deduction for fees, expenses, or taxes)	3.43%	3.60%

The Predecessor Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Management

SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE PREDECESSOR FUND SINCE:

Dynamic Beta investments, LLC	Andrew Beer, Managing Member	2019

	Mathias Mamou-Mani, Managing Member	2019

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 19 of this Prospectus.

Fund Summary	7

iM DBi Hedge Strategy ETF

Summary Section

Investment Objective

The iM DBi Hedge Strategy ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	None

Total Annual Fund Operating Expenses(2)	0.85%

(1)	“Other Expenses” have been estimated for the current fiscal year. Actual expenses may be different.
(2)

Pursuant to a contractual operating expense limitation between Litman Gregory and the Fund, Litman Gregory has agreed to limit Total Annual Fund Operating Expenses (excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other transactional expenses, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and any distribution fees and expenses paid by the Fund under a Rule 12b- Plan) to 0.85% of the Fund’s average daily net assets for at least one year from the effective date of the Trust’s registration statement with respect to the Fund. This agreement may be renewed for additional periods of one (1) year and may be terminated by the Board upon sixty (60) days’ written notice to Litman Gregory. Litman Gregory may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Any fee waiver or expense reimbursement made by Litman Gregory pursuant to this agreement is subject to the repayment by the Fund only within three (3) years of the date such amounts were waived or reimbursed, provided that the repayment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of repayment, and the repayment is approved by the Board.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$87	$271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account as compared to shares of investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Simultaneous with the Fund’s commencement of operation, the Fund acquired the assets and assumed the liabilities of the iM DBi Hedge Strategy ETF, a series of Manager Directed Portfolios (the “Predecessor Fund”). Because amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less are excluded from the portfolio turnover calculation and these are the only types of instruments held by the Predecessor Fund, the Predecessor Fund did not report a portfolio turnover rate during the fiscal year ended December 31, 2020.

Principal Strategies

The Fund is a non-diversified, actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by: (i) investing its assets pursuant to an equity hedge strategy (described below); and (ii) allocating the remainder of its assets directly in a portfolio of investment grade debt securities to collateralize its derivatives investments, for liquidity purposes, or to enhance yield. The Fund seeks to model its investments after long/short equity hedge fund strategies and does not invest in hedge funds. Because the Fund is not a hedge fund, the Fund will be limited in its ability to fully replicate hedge fund strategies due to regulatory requirements, including limitations on leverage and liquidity of the Fund’s investments.

The Fund invests in long and short positions in exchange-traded futures contracts across the broad asset classes of equities, fixed income, and currencies. The long and short positions in the futures contracts are determined by the Fund’s sub-adviser, Dynamic Beta investments (“DBi” or the “Sub-Advisor”), using a proprietary, quantitative model – the Dynamic Beta Engine. The Dynamic Beta Engine is designed to identify the main drivers of performance of a diversified portfolio of the largest long/short equity hedge funds, which are hedge funds that employ fundamental analysis to buy or sell short individual equity securities to achieve their respective investment objectives (“Equity Hedge funds”).

Equity Hedge funds typically diversify their risks by limiting the hedge fund’s net exposure to certain industries, regions, or market capitalizations, which allows them to focus on company-specific characteristics. Equity Hedge funds often hedge against the returns of the overall market. The Fund will not necessarily use its long and short positions to reduce risk by taking offsetting positions. The Fund may take uncorrelated positions (e.g., invest in long and short futures contracts with values that do not historically exhibit a strong relationship to each other), which may increase the Fund’s overall market exposure and risk.

DBi has conducted extensive research into the drivers of performance of hedge funds and believes that individual security selection by the target Equity Hedge funds can deliver market outperformance over time through shifts in asset allocation among major equity markets. For example, if fundamentally-driven hedge fund managers collectively determine that stocks in emerging markets are more attractive than those in developed markets, the Dynamic Beta Engine can identify this and shift asset allocation exposures accordingly.

8	Litman Gregory Funds Trust

Based on this model, the Fund will invest in an optimized portfolio of long and short positions in U.S. exchange-traded futures contracts, as determined by the Sub-Advisor. This process is repeated monthly, with all positions rebalanced at that time. The Dynamic Beta Engine analyzes recent historical performance of a diversified pool of the largest Equity Hedge funds in order to estimate the current asset allocation of a selected pool of Equity Hedge funds. The Sub-Advisor relies exclusively on the model and does not have discretion to override the model-determined asset allocation or portfolio weights. Investing in a limited number of highly liquid futures contracts and monthly rebalancing is expected to keep transaction costs low relative to Equity Hedge funds. The model seeks to replicate Equity Hedge funds by analyzing historical returns of Equity Hedge funds provided by a third-party data provider and identifying futures contracts that most closely reflect the Equity Hedge funds’ estimated current exposures across the various asset classes.

Futures contracts are contractual agreements to buy or sell a particular equity index, currency, or financial instrument at a pre-determined price in the future. The Fund will invest in a limited number of highly-liquid futures contracts (including futures contracts on underlying instruments such as listed U.S. equity indices, baskets of currency, and U.S. treasury securities) that the Sub-Advisor believes exhibit the highest correlation to what the Sub-Advisor perceives to be the core positions of the target Equity Hedge funds, which are generally long and short positions of individual equity securities. The Fund will take long and short positions in U.S. exchange-traded derivative contracts viewed as highly liquid by the Sub-Advisor. Agreeing to buy the underlying instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying instrument is called selling a futures contract or taking a short position in the contract.

The Sub-Advisor will use quantitative methods to assess the level of risk for the Fund. The Fund may invest in derivative contracts that have an aggregate notional value that is greater than the Fund’s total assets. The notional value of a derivatives contract is the market value of the asset underlying the derivatives contract. Aggregate notional value is the sum of the notional values of the Fund’s derivatives contracts. The Fund’s aggregate notional value is intended to approximate the current risk profile of a diversified pool of the largest Equity Hedge funds. The Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and interpretations thereunder, impose certain limitations on the Fund’s ability to use leverage, which is inherent in the futures positions held by the Fund. Volatility is a statistical measure of the frequency and level of changes in the Fund’s returns over time without regard to the direction of those changes. Higher volatility generally indicates higher risk. Under normal market conditions, the Sub-Advisor will seek to achieve Fund volatility of 8-10% on an annual basis, which refers to the approximate maximum amount of expected gains or losses during a given year expressed as a percentage of value.

The Fund expects, under normal circumstances, to invest a large portion of the portfolio in investment grade debt securities in order to collateralize the Fund’s derivative investments, for liquidity purposes, or to enhance yield. The Fund may hold fixed income instruments of varying maturities, but that have an average duration of less than one year. In particular, the Fund may hold government money market instruments, such as U.S. Treasury securities and U.S. government agency discount notes and bonds with maturities of two years or less.

Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular investment or issuer than a diversified fund.

Principal Risks

As with all mutual funds, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The following risks could affect the value of your investment. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), total return and/or ability to meet its objective.

•	Equity Hedge Strategy Risk. The Fund uses various investment strategies that seek to identify the main drivers of performance of a diversified portfolio of the largest long/short equity hedge funds. These investment strategies involve the use of complex derivatives techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Fund to greater volatility and loss than investing in individual equity securities. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.

•	Futures Contracts Risk. Futures contracts have a high degree of price variability and are subject to occasional rapid and substantial changes. There is an imperfect correlation between the change in market value of the futures contracts and the market value of the underlying instrument or reference assets with respect to such contracts. Futures contracts pose the risk of a possible lack of a liquid secondary market, resulting in the potential inability to close a futures contract when desired. Futures contracts are also subject to risks related to possible market disruptions or other extraordinary events, including but not limited to, governmental intervention, and potentially unlimited losses caused by unanticipated market movements. Futures contracts are subject to the possibility that the counterparties to the contracts will default in the performance of their obligations. If the Fund has insufficient cash, it may either have to sell securities from its portfolio to meet daily variation margin requirements with respect to its futures contracts, or close certain positions at a time when it may be disadvantageous to do so. The successful use of futures contracts draws upon the Sub-Advisor’s skill and experience with respect to such instruments and is subject to special risk considerations.

Fund Summary	9

iM DBi Hedge Strategy ETF — (Continued)

The use of futures contracts, which are derivative instruments, will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Fund will have the potential for greater losses than if the Fund did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the value of the Fund’s securities or related derivatives instruments to be volatile. There is no assurance that the Fund’s investment in a futures contract with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

•	General Market Risk; Recent Market Events Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.

•	Long Short Risk. The Fund seeks long exposure to certain factors and short exposure to certain other factors. The Fund may or may not take long or short positions in correlated asset classes. The Fund could lose money if either or both of the Fund’s long and short positions produce negative returns. The Dynamic Beta Engine may or may not identify long and short positions in correlated asset classes. There is no guarantee that the returns of the Fund’s long and short positions will produce positive returns.

•	Short Sales Risk. The Fund may take a short position in a derivative instrument, such as a future, forward, swap or security. The Fund will lose value if the underlying security that is the subject of a short sale increases in value. A short position on a derivative instrument or security involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

•	Derivatives Risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures contracts, swap agreements and forward contracts. Derivatives typically have economic leverage inherent in their terms. The primary type of derivatives in which the Fund invests is futures contracts. As discussed above, futures contracts can be highly volatile, illiquid and difficult to value, and changes in the value of such instruments held directly or indirectly by the Fund may not correlate with the underlying instrument or reference assets, or the Fund’s other investments. Although the value of futures contracts depends largely upon price movements in the underlying instrument or reference asset, there are additional risks associated with futures contracts that are possibly greater than the risks associated with investing directly in the underlying instruments or reference assets, including illiquidity risk, leveraging risk and counterparty credit risk. A small position in futures contracts could have a potentially large impact on the Fund’s performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts.

•	Equity Risk. Through the Fund’s use of derivatives, the Fund may have exposure to equity securities and/or broad-based equity indices. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities.

•	Credit Risk. Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

•	Currency Risk. The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

•	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

¡

Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs

10	Litman Gregory Funds Trust

step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

¡	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

¡	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

¡	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

¡	Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

•	Debt Securities and Fixed-Income Risk. Fixed income securities, such as U.S. Treasuries, or derivatives based on fixed income securities are subject to credit risk and interest rate risk. Credit risk, as described more fully above, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk, as described more fully below, refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price. In addition, the Fund may be subject to “call” risk, which is the risk that during a period of falling interest rates the issuer may redeem a security by repaying it early (which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates), and “extension” risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated (causing the value of those securities held by the Fund to fall).

•	Interest Rate Risk. Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Sub-Advisor. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of the Fund’s investment portfolio as a whole, as investors and markets adjust expected returns relative to such increasing rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

•	Management Risk. The Fund is actively-managed and may not meet its investment objective based on the portfolio managers’ success or failure to implement investment strategies for the Fund.

•	Models and Data Risk. This is the risk that one or all of the proprietary systematic and quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for the Fund. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for the Fund.

•	Non-Diversified Fund Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

•	Government Securities and Agency Risk. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by Federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Accordingly, while U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

•	Liquidity Risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in derivative instruments involve the risk that the Fund may be unable to sell the derivative instrument or sell it at a reasonable price.

Fund Summary	11

iM DBi Hedge Strategy ETF — (Continued)

•	Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

•	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or Sub-Advisor’s control, including instances at third parties. The Fund, the Advisor and the Sub-Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

•	Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or that could adversely impact the Fund’s performance.

Performance

Simultaneous with the Fund’s commencement of operation, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund in a reorganization (the “Reorganization”). The Fund assumed the performance and accounting history of the Predecessor Fund on the date of the Reorganization.

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Predecessor Fund from year to year. The table below shows how the Predecessor Fund’s average annual total returns for the 1-year and since inception periods compare to those of a broad-based market index. Past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.partnerselectfunds.com.

Predecessor Fund

Calendar Year Total Return as of

December 31

During the period shown above, the highest and lowest quarterly returns earned by the Predecessor Fund were:

Highest:	15.50%	Quarter ended December 31, 2020
Lowest:	-11.80%	Quarter ended March 31, 2020

Average Annual Total Returns (for the periods ended December 31, 2020)
	1 Year	Since Inception (12/17/2019)
Predecessor Fund
Return Before Taxes	23.58%	22.63%
Return After Taxes on Distributions	23.53%	22.58%
Return After Taxes on Distributions and Sale of Shares	13.95%	17.23%
HFRX Equity Hedge Index
(reflects no deduction for fees, expenses, or taxes)	4.60%	4.98%

The Predecessor Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Management

SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE PREDECESSOR FUND SINCE:

Dynamic Beta investments, LLC	Andrew Beer, Managing Member	2019

	Mathias Mamou-Mani, Managing Member	2019

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Fund” section on page 19 of this Prospectus.

12	Litman Gregory Funds Trust

Summary of Other Important Information Regarding the Funds

Purchase and Sale of Shares

Shares of each Fund (“Shares”) are listed and trade on the NYSE Arca (the “Exchange”). Individual Shares may only be bought and sold on the Exchange through a broker or dealer at market prices, rather than at NAV. Because Shares trade at market prices rather than at NAV, Shares may trade at a price greater than at NAV (premium) or less than at NAV (discount). Investors may also incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “Bid-Ask Spread”).

Each Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (“APs”) (typically, broker-dealers) may purchase or redeem. Each Fund generally issues and redeems Creation Units in exchange for a designated amount of U.S. cash and/or a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”).

Information on each Fund’s NAV, market price, premiums and discounts to NAV, and bid-ask spreads is available on the Fund’s website www.partnerselectfunds.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), Litman Gregory Fund Advisors, LLC, the Funds’ investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

Summary of Other Important Information Regarding the Funds	13

Additional Information About the Funds

Additional Investment Strategies, Policies and Risks

The Funds’ investment objectives have been adopted as a non-fundamental investment policies and may be changed by the Funds’ Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Please see the SAI for additional information about the securities and investment strategies described in this Prospectus and about additional securities and investment strategies that may be used by the Funds.

Temporary Defensive Positions and Related Risks. To respond to adverse market, economic, political, or other conditions, each Fund may invest up to 100% of its assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents, or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares, and other money market instruments. The Sub-Advisor also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Funds may be unable to achieve their investment objectives.

Model and Data Risk. As described above, a quantitative model is used in connection with the management of each Fund’s portfolio. To the extent that the model used by the Sub-Advisor is incorrect or incomplete, then the decisions made by the Sub-Advisor in reliance thereon will expose a Fund to potential risks and could cause such Fund to incur a loss on its investment.

Cash Transactions Risk. Unlike many ETFs, the Funds may issue and redeem entirely in cash or partially in cash. As a result, an investment in the Funds may be less tax-efficient than an investment in an ETF that distributes portfolio securities in-kind. If a Fund effects a portion of redemptions for cash, such Fund may be required to sell portfolio securities to obtain the cash needed to distribute the redemption proceeds. Such sales may cause the applicable Fund to incur transaction costs. The applicable Fund may recognize gains on these sales it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize the gain sooner than would otherwise be required.

Authorized Participant Risk. The Funds may directly engage in creation or redemption transactions only with APs. The Funds may have a limited number of intermediaries acting as APs, and none are, or will be, obligated to engage in creation or redemption transactions. It is possible that these intermediaries may choose to exit the business or not proceed with a creation or redemption order with respect to the Funds. In such a case, and if no other AP creates or redeems, Shares may trade at a discount and be subject to the risk of potential trading halts and/or delisting.

Investment Companies and Other Pooled Investment Vehicles (iM DBi Managed Futures Strategy ETF only). The Fund will not invest in any other investment company or private fund (except that it may invest up to 20% of its net assets in the Subsidiary).

Short Sales. As noted above, each Fund may engage in short sales with respect to derivatives, but will not engage in short sales of individual securities.

Emerging Markets Risk (iM DBi Hedge Strategy ETF only). If the Dynamic Beta Engine identifies that the Equity Hedge funds collectively determine that stocks in emerging markets are more attractive than those in developed markets, the Fund may shift its asset allocation exposure to countries in emerging markets. Countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Leverage Risk. Leverage is implicit in the Fund’s use of long and short positions in the derivatives instruments it trades. The implicit leverage may result in the Fund holding positions whose face or notional value may be greater than the Fund’s NAV. As a result of this leveraging, even a small movement in the price of an instrument can cause a correspondingly large profit or loss. Losses incurred on leveraged investments increase in direct proportion to the degree of leverage employed. Furthermore, derivative instruments and futures contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Volatility is a statistical measurement of the variation of returns of a security or fund or index over time. Higher volatility generally indicates higher risk. You could lose all or substantially all of your investment in the Fund should the Fund’s trading positions suddenly turn unprofitable.

Multi-Manager Exemptive Order: The Trust and Litman Gregory have obtained an exemptive order from the SEC that permits Litman Gregory, subject to certain conditions, to hire, terminate and replace managers with the approval of the Board only and without shareholder approval. Within 60 days of the hiring of any new manager or the implementation of any proposed material change in a sub-advisory agreement with an existing manager, shareholders will be furnished information about the new manager or sub-advisory agreement that would be included in a proxy statement. The order also permits a Fund to disclose sub-advisory fees only in the aggregate in its registration statement. Pursuant to the order, shareholder approval is required before Litman Gregory enters into any sub-advisory agreement with a manager that is affiliated with the Funds or Litman Gregory.

14	Litman Gregory Funds Trust

Fund Management and Investment Styles

The Advisor, Multi-Manager Issues & Fees

The Advisor

The Funds are managed by Litman Gregory Fund Advisors, LLC (“Litman Gregory”), 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596. Litman Gregory is an affiliate of iM Global Partner US LLC (“iM Global”), an SEC-registered investment advisory firm. Pursuant to a shared services agreement, advisory personnel of iM Global provide certain services to the Funds. Litman Gregory has overall responsibility for assets under management, recommends the selection of managers as sub-advisors of the Fund (each, a “manager” or “sub-advisor”) to the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), evaluates the performance of the managers, monitors changes at the managers’ organizations that may impact their abilities to deliver superior future performance, determines when to rebalance the managers’ assets and the amount of cash equivalents (if any) that may be held in addition to cash in the managers’ portfolios, coordinates with the managers with respect to diversification and tax issues and oversees the operational aspects of the Fund.

Asset Level Limitations

Litman Gregory believes that high levels of assets under management can be detrimental to certain investment strategies. Litman Gregory also believes that relatively low levels of assets under management can provide flexibility to skilled investment managers that under certain circumstances may contribute positively to returns. Because of this belief, the Funds may be closed to new shareholders, with certain exceptions approved by the Board, at asset levels that Litman Gregory and the Sub-Advisor believe to be optimal in allowing for a high degree of flexibility for the Sub-Advisor.

Sub-Advisor Evaluation and Selection

Litman Gregory is responsible for hiring and removing sub-advisors. Litman Gregory believes that it is possible to identify investment managers to serve as sub-advisors who, over a market cycle, have a greater potential to deliver superior returns for a Fund relative to their peer groups. Litman Gregory also believes it can identify sub-advisors whose who it believes should outperform a relevant benchmark over a market cycle. Litman Gregory defines a “market cycle” as the movement from a period of increasing prices and strong performance, or bull market, through a period of weak performance and falling prices, or bear market, and back again to new strength. The term of a full market cycle can vary from three to five years or as long as five to ten years. The top of a cycle is called a peak and the bottom a trough. Litman Gregory generally assesses the long-term growth of an investment by considering the increase in the value of the investment over a period greater than five years.

Before hiring a sub-advisor, Litman Gregory performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of: the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. Litman Gregory’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts. The sub-advisor’s management fee is also an important consideration. It is Litman Gregory’s objective to hire a sub-advisor who it believes is skilled and can deliver strong market cycle returns while taking risks into account. Generally, Litman Gregory prefers managers who it believes will be able to add value through security selection from a risk/return perspective. Litman Gregory is responsible for the general overall supervision of the sub-advisor.

In the event a manager ceases to manage a segment of a Fund’s portfolio, Litman Gregory will select a replacement manager. The securities that were held in the departing manager’s portfolio may be retained by the replacement manager of the Fund or will be liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences.

The SAI provides additional information about the compensation of each portfolio manager at the sub-advisor, other accounts managed by each portfolio manager, and each such portfolio manager’s ownership of securities of the Fund.

Portfolio Holdings Information

A description of the Funds’ policies and procedures regarding disclosure of the Funds’ portfolio holdings can be found in the SAI, which can be obtained free of charge by contacting the Funds’ transfer agent (the “Transfer Agent”) at 1-800-960-0188.

Advisory Fees

For the services it provides to the Funds, each Fund pays the Advisor a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of each Fund’s average daily net assets. For the fiscal year ended December 31, 2020, each Predecessor Fund paid its investment adviser the full amount of the advisory fee.

Litman Gregory, not the Funds, is responsible for payment of the sub-advisory fee to the manager, which is compensated monthly on the basis of each Fund’s net assets.

Pursuant to a contractual operating expense limitation between Litman Gregory and the Funds, Litman Gregory has agreed to limit Total Annual Fund Operating Expenses (excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other transactional expenses, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and any distribution fees and expenses paid by each Fund under a Rule 12b- Plan) to 0.85% of each Fund’s average daily net assets for at least one year from the effective date of the Trust’s registration statement with respect to

Fund Management and Investment Styles	15

Fund Management and Investment Styles — (Continued)

the Funds. This agreement may be renewed for additional periods of one (1) year and may be terminated by the Board upon sixty (60) days’ written notice to Litman Gregory. Litman Gregory may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Any fee waiver or expense reimbursement made by Litman Gregory pursuant to this agreement is subject to the repayment by the Fund only within three (3) years of the date such amounts were waived or reimbursed, provided that the repayment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of repayment, and the repayment is approved by the Board.

A discussion regarding the Board’s basis for approving the Funds’ investment advisory agreements with Litman Gregory and the Sub-Advisor will be available in the Funds’ Annual Report to Shareholders for the fiscal year ending December 31, 2021.

The Sub-Advisor

Andrew Beer

Mathias Mamou-Mani

Dynamic Beta investments, LLC

12 East 49th Street

New York, NY 10017

Andrew Beer and Mathias Mamou-Mani are the portfolio managers for the Funds. Beer is a Managing Member and Co-Portfolio Advisor of Dynamic Beta investments, LLC (“DBi” or the “Sub-Advisor”). Prior to founding DBi in 2012, Beer co-founded Pinnacle Asset Management, a commodity investment firm, and was a founder of Apex Capital Management, a hedge fund focused on the Greater China Region. Beer’s extensive experience in the hedge business started in 1994, when he joined the Baupost Group, Inc., a leading hedge fund firm, as a portfolio manager. He holds an MBA from Harvard Business School and his AB degree from Harvard College. Mamou-Mani is a Managing Member of the Sub-Advisor and has over 13 years of experience in asset management at DBi and its predecessors overseeing quantitative research, including the proprietary replication and liquid solution models, risk systems and trade implementation. From 2001 to 2006, Mamou-Mani worked as a consultant/project manager on critical information systems projects for the French Ministry of Defense, France Telecom and Lafarge. Mamou-Mani holds an MBA from the NYU Stern School of Business, with a specialization in Quantitative Finance, and degrees from the University of Paris Dauphine, France.

DBi is an SEC-registered investment advisory firm formed in 2012. The Sub-Advisor is an asset management company with over $492.4 million in assets under management as of February 28, 2021, and is engaged in the business of offering investment trading advice to private funds and other separately managed accounts, in addition to the Funds. iM Square Holding 4, LLC, an affiliate of the Advisor, owns a minority interest in the Sub-Advisor. The Sub-Advisor is registered as a CTA.

Management of the Subsidiary (iM DBi Managed Futures Strategy ETF only). The Sub-Advisor also serves as the investment adviser to the Subsidiary, a wholly-owned and controlled subsidiary of the iM DBi Managed Futures Strategy ETF organized under the laws of the Cayman Islands as an exempted company, pursuant to an investment advisory agreement with the Subsidiary (the “Subsidiary Agreement”). The Sub-Advisor does not receive additional compensation for its services to the Subsidiary. The investment advisory agreement between the Sub-Advisor and the Subsidiary was approved by the Board. However, because the Subsidiary is not registered under the 1940 Act, it is not subject to the regulatory protections of the 1940 Act and the iM DBi Managed Futures Strategy ETF, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. Because the iM DBi Managed Futures Strategy ETF wholly owns and controls the Subsidiary, and the Sub-Advisor is subject to the oversight of the Board, it is unlikely that the Subsidiary will take action contrary to the interests of the iM DBi Managed Futures Strategy ETF or its shareholders. Additionally, as part of the Board’s consideration of the sub-advisory agreement between the Advisor and the Sub-Advisor, the Board also considers the Sub-Advisor’s performance with regard to the Subsidiary.

The Subsidiary Agreement continues indefinitely, subject to annual renewal by the Board. However, the Subsidiary may terminate the Subsidiary Agreement if Litman Gregory terminates its sub-advisory agreement with the Sub-Advisor, or if the SEC takes any action that would prohibit the Sub-Advisor from providing its sub-advisory services to the iM DBi Managed Futures Strategy ETF. In addition, the Subsidiary or the Sub-Advisor may terminate the Subsidiary Agreement by giving at least 90 days’ written notice to the other party.

In addition, the iM DBi Managed Futures Strategy ETF complies with applicable requirements of the 1940 Act relating to investment policies, capital structure, and leverage on an aggregate basis with the Subsidiary, and the Subsidiary will comply with applicable requirements of the 1940 Act relating to affiliated transactions and custody of assets.

CFTC Regulation. Because of the nature of their investments, the Funds are subject to regulation under the Commodities Exchange Act, as amended (the “CEA”), as commodity pools and the Sub-Advisor is subject to regulation under the CEA as a commodity pool operator (“CPO”), as those terms are defined under the CEA. The Advisor is regulated by the SEC and the Sub-Advisor is regulated by the CFTC, the National Futures Association and the SEC and each of the Advisor and Sub-Advisor are subject to each regulator’s disclosure requirements. The CFTC has adopted rules that are intended to harmonize certain CEA disclosure requirements with SEC disclosure requirements, including Rule 4.12(c)(3)(i) under the CEA, which requires the CPO of a registered investment company with less than three years of operating history to disclose the performance of all accounts and pools that are managed by the CPO and that have investment objectives, policies and strategies substantially similar to those of the newly-formed registered investment company. The Sub-Advisor currently manages accounts (each a “Composite”) that have an investment objective and investment policies and strategies that are substantially similar to those of each Fund. The performance of each Composite is provided below.

16	Litman Gregory Funds Trust

The performance of each Composite does not represent the past performance of each Predecessor Fund and is not indicative of the future performance of the Fund. The Funds and the Composites are subject to different fees and expenses, and the Funds are subject to investment restrictions and requirements, including those imposed by the 1940 Act and the Code, that are not applicable to the Composites. In addition, the effect of taxes on any investor will depend on such person’s tax status, and the results below have not been reduced to reflect any income tax (federal, state, local or non-U.S.) that may have been payable.

The information shown below does not represent each Predecessor Fund’s performance, is not a substitute for such performance, and should not be considered a guarantee or prediction of the future performance of each Fund.

Composite – Average Annual Return for the Periods Ended December 31, 2020

(Unaudited)

	1 Year	3 Year	Since Inception (July 11, 2016)
Predecessor Fund:
iM DBi Managed Futures Strategy ETF
Composite – Net of Fees and Expenses	1.79%	6.40%	2.71%
Composite – Gross of Fees and Expenses	1.79%	6.79%	3.36%
Predecessor Fund:
iM DBi Hedge Strategy ETF
Composite – Net of Fees and Expenses	23.42%	10.55%	10.47%
Composite – Gross of Fees and Expenses	23.42%	11.14%	11.29%

*	Annualized.

Fund Management and Investment Styles	17

Shareholder Services

How to Buy and Sell Shares

The Funds issue and redeem Shares at NAV only in Creation Units. Only Authorized Participants (“APs”) may acquire Shares directly from the Funds, and only APs may tender their Shares for redemption directly to the Funds, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell individual Shares in secondary market transactions through brokers. Shares are listed for trading on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.

Share Trading Prices on the Exchange

Trading prices of Shares on the Exchange may differ from a Fund’s daily NAV. Market forces of supply and demand, economic conditions, and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated “intraday indicative value” (“IIV”) for Shares as calculated by an information provider or market data vendor. The Funds are not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and make no representation or warranty as to the accuracy of the IIVs. If the calculation of the IIV is based on the basket of Deposit Securities and/or a designated amount of U.S. cash, such IIV may not represent the best possible valuation of a Fund’s portfolio because the basket of Deposit Securities does not necessarily reflect the precise composition of a Fund’s current portfolio at a particular point in time and does not include a reduction for the fees, operating expenses, or transaction costs incurred by such Fund. The IIV should not be viewed as a “real-time” update of each Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.

Frequent Purchases and Redemptions of Shares

Each Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to adopt a policy restricting frequent trading in the Funds, the Board evaluated the risks of market timing activities by each Fund’s shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Funds, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by each Fund in effecting trades. In addition, the Funds and Litman Gregory reserve the right to reject any purchase order at any time.

Determination of NAV

Each Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV is calculated by dividing each Fund’s net assets by its Shares outstanding.

In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by a Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board (as described below).

Applicable federal tax requirements generally limit the degree to which the iM DBi Managed Futures Strategy ETF may invest in the Subsidiary to an amount not exceeding 25% of its total assets. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures employed by the iM DBi Managed Futures Strategy ETF. The Subsidiary offers to redeem all or a portion of its shares at the current NAV per share every day the iM DBi Managed Futures Strategy ETF is open for business. The value of shares of the Subsidiary will fluctuate with the value of the Subsidiary’s portfolio investments.

18	Litman Gregory Funds Trust

Fair Value Pricing

The Board has adopted procedures and methodologies to fair value each Fund’s securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. Generally, when fair valuing a security, each Fund will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Board-adopted valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Advisor will be able to obtain the fair value assigned to the security upon the sale of such security.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Dividends, Distributions, and Taxes

Dividends and Distributions

Each Fund intends to pay out dividends and interest income, if any, quarterly and distribute net realized capital gains, if any, to its shareholders at least annually. Each Fund will declare and pay income and capital gain distributions in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

The tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There were only minor changes with respect to the specific rules only applicable to a RIC, such as the Funds. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Funds. Subsequent legislation has modified certain changes to the U.S. federal income tax rules made by the Tax Act which may, in addition, affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how this legislation affects your investment in the Funds.

Each Fund intends to qualify each year for treatment as a RIC under the Code. As long as each Fund qualifies for treatment as a RIC and meets certain minimum distribution requirements, then it generally is not subject to federal income tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation as a regular corporation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA or 401(k) plan, you need to be aware of the possible tax consequences when a Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (institutional investors only).

Taxes on Distributions. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund

Shareholder Services	19

Shareholder Services — (Continued)

received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from a Fund.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). Each Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Shares is includable in such shareholder’s investment income for purposes of this NII tax.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30% unless a lower treaty rate applies. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

The Funds (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Taxes When Shares are Sold on the Exchange. Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. The ability to deduct capital losses may be limited.

Taxes on Purchases and Redemptions of Creation Units. An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.

Each Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. A Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Tax Risks of Investment in Subsidiary (iM DBi Managed Futures Strategy ETF only). The investment of up to 25% of a fund’s assets in a CFC, such as the Subsidiary, is a structure that has been used by a number of RICs as a way of indirectly making commodities-related investments that would not generate qualifying income if they were made directly by a RIC (as a further precaution, the iM DBi Managed Futures Strategy ETF intends to invest only up to 20% of its assets in the Subsidiary). Code Section 851(b) generally provides that income earned by a CFC, such as the Subsidiary, will be treated as qualifying income for a RIC provided that the CFC actually distributes those earnings out to the RIC each year. As noted above, during the time period from 2006 through 2011, the IRS issued a number of private letter rulings to other funds (which the iM DBi Managed Futures Strategy ETF cannot rely upon or cite as precedent) in which the IRS ruled that income derived from a fund’s investment in a CFC such as the Subsidiary would generally constitute qualifying income for the fund, even if the CFC itself engaged in transactions that would not generate qualifying income if they were engaged in by the fund itself and even if the earnings of the CFC were not distributed to the fund each year. In 2011, however, the IRS suspended the issuance of such private letter rulings pending further review of the subject. In September

20	Litman Gregory Funds Trust

2016, the IRS issued Proposed Treasury Regulations which would treat income derived by the Fund from the Subsidiary as qualifying income only to the extent that such income is currently distributed to the Fund. However, in 2019, the IRS issued final Treasury Regulations which treat income derived by the Fund from the Subsidiary as qualifying income regardless of whether such amounts are distributed.

Taxation of the Subsidiary (iM DBi Managed Futures Strategy ETF only). There is, at present, no direct taxation in the Cayman Islands and interest, dividends and gains payable to the Subsidiary will be received free of all Cayman Islands taxes. The Subsidiary is registered as an “exempted company” pursuant to the Companies Law (as amended). The Subsidiary has received an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Subsidiary, or to the shareholders thereof, in respect of any such property or income.

Taxation of Foreign Shareholders. If you are a nonresident alien individual or a foreign corporation for U.S. federal income tax purposes, please see the Funds’ SAI for information on how you will be taxed as a result of holding Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state and local tax on a Fund’s distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Taxation” in the SAI.

Distribution

ALPS Distributors, Inc. is a broker-dealer registered with the U.S. Securities and Exchange Commission. The Distributor distributes Creation Units for each Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 1290 Broadway, Denver, CO 80203.

The Board has adopted a Distribution and Service Plan (the “Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.

No fees are currently paid by the Funds pursuant to the Rule 12b-1 Plan, and such fees are not expected to be imposed. However, in the event fees are charged pursuant to the Rule 12b-1 Plan in the future, because the fees are ongoing, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The Advisor, out of its own resources and legitimate profits and without additional cost to the Funds or their shareholders, may provide cash payments to certain intermediaries, sometimes referred to as revenue sharing. These payments are in addition to or in lieu of any amounts payable to financial intermediaries under the Rule 12b-1 Plan. The Advisor may make revenue sharing payments to intermediaries for shareholder services or distribution-related services, such as: marketing support services; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; and inclusion of the Funds on a sales list, including a preferred or select sales list, and in other sales programs. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the Shares sold. From time to time, and in accordance with applicable rules and regulations, the Advisor may also provide non-cash compensation to representatives of various intermediaries who sell Shares or provide services to a Fund’s shareholders.

Premium/Discount Information

Information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV per Share is available, free of charge, on the Funds’ website at www.partnerselectfunds.com.

Additional Notices

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Advisor and each Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly.

Shareholder Services	21

Financial Highlights

The financial highlights tables are intended to help you understand each Predecessor Fund’s financial performance for the fiscal year or period indicated. Certain information reflects financial results for a single Predecessor Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Predecessor Fund (assuming reinvestment of all dividends and distributions). This financial information has been audited by each Predecessor Fund’s independent registered public accounting firm, whose report, along with the Predecessor Fund’s financial statements, is included in the Predecessor Fund’s Annual Report to Shareholders, which is available upon request.

For a capital share outstanding throughout each period

	PREDECESSOR FUND
	iM DBi Managed Futures Strategy ETF
	Year Ended December 31, 2020	May 7, 2019* through December 31, 2019
Net Asset Value – Beginning of Period	$25.34	$25.00

Income (Loss) from Investment Operations:
Net investment income/(loss)[1]	(0.14)	0.15
Net realized and unrealized gain on investments	0.60	2.55

Total from investment operations	0.46	2.70

Less Distributions:
Distributions from net investment income	(0.02)	(0.11)
Distributions from net realized gains	(0.20)	(2.25)

Total distributions	(0.22)	(2.36)

Net Asset Value – End of Period	$25.58	$25.34

Total Return	1.84%	10.76	%^
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$36,454	$18,369

Ratio of operating expenses to average net assets	0.85%	0.85	%+

Ratio of net investment income (loss) to average net assets	(0.55)%	0.84	%+

Portfolio turnover rate	0%	0	%^

*	Commencement of operations was May 7, 2019.
+	Annualized
^	Not Annualized
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.

22	Litman Gregory Funds Trust

For a capital share outstanding throughout each period

	PREDECESSOR FUND
	iM DBi Hedge Strategy ETF
	Year Ended December 31, 2020	December 17, 2019* through December 31, 2019
Net Asset Value – Beginning of Period	$25.00	$25.00

Income (Loss) from Investment Operations:
Net investment income (loss)[1]	(0.12)	0.00	[2]
Net realized and unrealized gain on investments	6.01	0.00	[2]

Total from investment operations	5.89	0.00

Less Distributions:
Distributions from net investment income	(0.02)	0.00	[2]

Total distributions	(0.02)	0.00

Net Asset Value – End of Period	$30.87	$25.00

Total Return	23.58%	0.01	%^
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$18,520	$16,250

Ratio of operating expenses to average net assets	0.85%	0.85	%+

Ratio of net investment income (loss) to average net assets	(0.47)%	0.48	%+

Portfolio turnover rate	0%	0	%^

*	Commencement of operations was December 17, 2019.
+	Annualized
^	Not Annualized
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Amount represents less than $0.01.

Financial Highlights	23

Index Descriptions

SG CTA Index calculates the net daily rate of return for a pool of CTAs selected from the largest managers open to new investment. It is equal-weighted and reconstituted annually.

HFRX Equity Hedge Index measures the performance of the hedge fund market. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentration of market capitalizations and valuation ranges of typical portfolios.

Direct investment in an index is not possible.

24	Litman Gregory Funds Trust

For More Information

Statement of Additional Information:

The SAI contains additional information about the Funds. A current SAI is on file with the SEC, is incorporated by reference, and is legally considered a part of this Prospectus.

Annual and Semi-Annual Reports:

Additional information about the Funds’ investments is available in the Predecessor Funds’ Annual and Semi-Annual Reports to Shareholders, which are available on the Funds’ website (http://www.partnerselectfunds.com). In the Predecessor Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Predecessor Funds’ performance during the last fiscal year.

The SAI and the Predecessor Funds’ Annual and Semi-Annual Reports to Shareholders are available, without charge, upon request. To request an SAI or the Predecessor Funds’ Annual or Semi-Annual Reports to Shareholders, or to make shareholder inquiries or to obtain other information about the Funds, please call 1-800-960-0188. You may also obtain a copy of the SAI or Predecessor Funds’ Annual or Semi-Annual Reports, free of charge, by accessing the Funds’ website (http://www.partnerselectfunds.com), or by writing to the Funds.

SEC Contact Information:

If you have access to the Internet, you can view the SAI, the Predecessor Funds’ Annual or Semi-Annual Reports to Shareholders and other information about the Funds on the EDGAR Database at the Securities and Exchange Commission’s (“SEC”) internet site at www.sec.gov. You may request copies of information available on the EDGAR Database by an electronic request at the following E-mail address: publicinfo@sec.gov. The SEC charges a duplicating fee for this service.

Fund Information:

Fund	Abbreviation	Symbol	CUSIP	Fund Number
iM DBi Managed Futures Strategy ETF	Managed Futures Strategy	DBMF	53700T827	Y7AX
iM DBi Hedge Strategy ETF	Hedge Strategy	DBEH	53700T835	Y7AW

Website:

www.partnerselectfunds.com

Litman Gregory Funds Trust P.O. Box 219922 Kansas City, MO 64121-9922 1-800-960-0188	ALPS Distributors, Inc. Denver, Colorado 80203 ©2021 Litman Gregory Fund Advisors, LLC. All rights reserved.

Investment Company Act File No: 811-07763

LITMAN GREGORY FUNDS TRUST

iM DBi Managed Futures Strategy ETF (DBMF)

iM DBi Hedge Strategy ETF (DBEH)

Listed on NYSE Arca

STATEMENT OF ADDITIONAL INFORMATION

Dated September 20, 2021

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectus dated September 20, 2021, as it may be amended from time to time, of iM DBi Managed Futures Strategy ETF (the “DBi Managed Futures Strategy ETF”) and iM DBi Hedge Strategy ETF (the “DBi Hedge Strategy ETF”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Litman Gregory Funds Trust (the “Trust”), formerly known as the Masters’ Select Funds Trust until August 2011 and the Masters’ Select Investment Trust until December 1997. Litman Gregory Fund Advisors, LLC (the “Advisor” or “Litman Gregory”) is the investment advisor of the Funds. The Advisor has retained an investment manager as sub-advisor (the “Sub-Advisor”), which is responsible for portfolio management of the Funds’ assets. A copy of the Funds’ prospectus and the Trust’s most recent annual report may be obtained from the Trust without charge at 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596, telephone 1-800-960-0188.

Simultaneous with the DBi Managed Futures Strategy ETF’s and DBi Hedge Strategy ETF’s commencement of operation, each Fund acquired the assets and assumed the liabilities of the iM DBi Managed Futures Strategy ETF and iM DBi Hedge Strategy ETF, respectively, each a series of Manager Directed Portfolios (each, a “Predecessor Fund,” and collectively, the “Predecessor Funds”). Each Predecessor Fund’s audited financial statements for the fiscal year ended December  31, 2020 are incorporated herein by reference from the Predecessor Fund’s 2020 Annual Report to Shareholders. Copies of each Predecessor Fund’s Reports to Shareholders are available without charge upon request by calling 1-800-960-0188.

FUND HISTORY

The Trust was organized as a Delaware statutory trust on August 1, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of nine separate series: the Partner Select Equity Fund (formerly, Litman Gregory Masters Equity Fund) (the “Equity Fund”), the PartnerSelect International Fund (formerly, Litman Gregory Masters International Fund) (the “International Fund”), the PartnerSelect Alternative Strategies Fund (formerly, Litman Gregory Masters Alternative Strategies Fund) (the “Alternative Strategies Fund”), the PartnerSelect High Income Alternatives Fund (formerly, Litman Gregory Masters High Income Alternatives Fund) (the “High Income Alternatives Fund”), the PartnerSelect SBH Focused Small Value Fund (the “Focused Small Value Fund), the PartnerSelect Oldfield International Value Fund (the “International Value Fund”), the DBi Managed Futures Strategy ETF, the DBi Hedge Strategy ETF and the iM Dolan McEniry Corporate Bond Fund (the “Dolan McEniry Corporate Bond Fund”). This SAI relates only to the DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF and not to the other series of the Trust (collectively, the “Funds”).

The DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF are anticipated to commence operations on September 20, 2021. Simultaneous with the DBi Managed Futures Strategy ETF’s and DBi Hedge Strategy ETF’s commencement of operations, each Fund acquired the assets and assumed the liabilities of the iM DBi Managed Futures Strategy ETF and iM DBi Hedge Strategy ETF, respectively, each a series of Manager Directed Portfolios (each, a “Predecessor Fund,” and together, the “Predecessor Funds”).

Each Fund is an actively managed exchange-traded fund (“ETF”) that is a non-diversified, separate series of the Trust. Each Fund offers and issues shares (“Shares”) at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund expects to make purchases and redemptions of Creation Units in whole or in part on a cash basis. However, a Fund reserves the right to offer and issue Creation Units in exchange for an in-kind deposit of specified instruments (each, a “Deposit Security” and collectively the “Deposit Securities”), or for specified instruments together with a specified cash payment. Shares are listed on the NYSE Arca, Inc. (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. As noted above, Shares are also redeemable only in Creation Unit aggregations, generally for a specified cash payment. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not individually redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The investment objective of each Fund is fundamental and therefore may be changed only with the favorable vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund. Each Fund’s investment objective is set forth in the Funds’ prospectus. There is no assurance that each Fund will achieve its investment objective. The discussion below supplements information contained in the prospectus as to the investment policies of each Fund.

Investment policies or descriptions that are described as percentages of “the Fund’s net assets” are measured as percentages of the Fund’s net assets plus borrowings for investment purposes.

Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions across the world, the risks discussed below are heightened significantly compared to normal conditions and therefore subject a Fund’s investments and a shareholder’s investment in a Fund to sudden and substantial losses.

Cash Position

When a Fund’s Sub-Advisor believes that market conditions are unfavorable for profitable investing, or when the Sub-Advisor is otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, the Advisor or a Fund’s Sub-Advisor may also temporarily increase a Fund’s cash position to protect its assets or maintain liquidity.

When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

Equity Securities

The Funds may invest in equity securities consistent with its investment objective and strategies. Common stocks, preferred stocks and convertible securities are examples of equity securities.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in a Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.

To the extent a Fund invests in the equity securities of small- or medium-size companies, it will be exposed to the risks of small- and medium-size companies. Such companies often have limited product lines or services, have narrower markets for their goods and/or services, and more limited managerial and financial resources than larger, more established companies. In addition, because these companies are not well-known to the investing public, they may not have significant institutional ownership and may be followed by relatively few security analysts, and there will normally be less publicly available information when compared to larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the price and liquidity of securities held by the Fund. As a result, as compared to larger-sized companies, the performance of smaller-sized companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Common Stock. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, the cash a company generates, and the value of a company’s assets. However, over short periods of time, the price of any company, whether successful or not, may increase or decrease in price by a meaningful percentage. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of that company’s common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Subsidiary Risk (DBi Managed Futures Strategy ETF only).

The Fund may invest up to 20% of its assets in a subsidiary that is wholly-owned by the Fund and organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary may invest without limitation in commodity-linked derivative instruments, including commodity futures contracts, swap agreements, commodity-linked structured notes, as well as other instruments intended to serve as margin or collateral for these derivative instruments. The Subsidiary may invest in any type of investment in which the Fund is permitted to invest, as described in the Prospectus and this SAI. The Fund’s investment in the Subsidiary will not exceed 20% of the value of the Fund’s total assets (notwithstanding any subsequent market appreciation in the Subsidiary’s value). Asset limitations are imposed by Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and are measured at each taxable year and quarter end. The Sub-Advisor also serves as the investment adviser to the Subsidiary, but will not receive separate compensation.

The Subsidiary is not registered under the 1940 Act, but will be subject to certain protections of the 1940 Act with respect to the Fund, as described in this SAI. All of the Fund’s investments in the Subsidiary will be subject to the investment policies and restrictions of the Fund, including those related to leverage, collateral and segregation requirements and liquidity. In addition, the valuation and brokerage policies of the Fund will be applied to the Subsidiary. The Fund’s investments in the Subsidiary are not subject to all investor protection provisions of the 1940 Act. However, because the Fund is the sole investor in the Subsidiary, it is not likely that the Subsidiary will take any action that is contrary to the interests of the Fund and its shareholders.

The Subsidiary is subject to regulation as a commodity pool under the Commodity Exchange Act of 1936, as amended (“CEA”), and the Commodity Futures Trading Commission (“CFTC”) rules and regulations thereunder. The Sub-Advisor serves as the “commodity pool operator” (“CPO”) of the Subsidiary. The Sub-Advisor is registered and regulated by the CFTC as a CPO and commodity trading advisor (“CTA”). Although the Subsidiary is subject to regulation as a commodity pool, the Fund’s trading in commodity interests will be limited. There is no assurance that the Sub-Advisor will remain a registered CPO with respect to the Subsidiary, or that the Subsidiary will remain a commodity pool to the extent that one or more exclusions or exemptions are available under applicable CFTC regulations. The Advisor relies on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to the Fund. The Sub-Advisor is subject to dual regulation by the CFTC and the SEC. The CFTC adopted regulations that seek to “harmonize” CFTC regulations with overlapping SEC rules and regulations. The Sub-Advisor has availed itself of the CFTC’s substituted compliance option under the harmonization regulations with respect to the Fund by filing a notice with the National Futures Association. The Sub-Advisor will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations.

The financial information of the Subsidiary will be consolidated into the Fund’s financial statements, as contained within the Fund’s annual and semi-annual reports provided to shareholders.

Regulatory changes, including changes in the laws of the U.S. or the Cayman Islands, could result in the inability of the Fund and/or the Subsidiary to operate as described in the Fund’s Prospectus and this SAI. Such changes could potentially impact the Fund’s ability to implement its investment strategy and could result in decreased investment returns. In addition, in the event changes to the laws of the Cayman Islands require the Subsidiary to pay taxes to a governmental authority, the Fund would be likely to suffer decreased returns.

Investments in the Subsidiary are expected to provide exposure to the commodity markets within the limitations of Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Code, the Fund must, among other things, satisfy certain diversification requirements, including the requirement that not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. Therefore, so long as the Fund is subject to this limit, the Fund may not invest any more than 25% of the value of its total assets in the Subsidiary.

In order to qualify as a RIC under Subchapter M of the Code and be eligible to receive “pass-through” tax treatment, the Fund must, among other things, meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the source of income test, at least 90% of a RIC’s gross income each year must be “qualifying income,” which generally consists of dividends, interest, gains on investment assets and certain other categories of investment income. Qualifying income generally does not include income derived directly from commodities, including certain commodity-linked derivatives. When a RIC is a “U.S. Shareholder” of certain foreign subsidiaries (“controlled foreign corporations” or “CFCs”), the RIC will generally be required to include in gross income certain income whether or not such income is distributed by the CFC. Under final Treasury Regulations issued in 2019 (“the Final Regulations”), both imputed and actual distributions from a CFC are generally treated as qualifying income under the RIC source of income test. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to the commodities markets within the limitations of the Code such that the Fund continues to qualify as a RIC, but there is a risk that the Internal Revenue Service (“IRS”) could assert that the income that the Fund derives from the Subsidiary and/or certain commodity-linked structured notes will not be considered qualifying income for purposes of the source of income test.

The IRS issued many private letter rulings (which the Fund may not use or cite as precedent because only the recipient of a private letter ruling may rely upon it) between 2006 and 2011 concluding that income a RIC derives from a CFC, such as the Subsidiary, which earns income derived from commodities is qualifying income. In the past, there have been some indications that the aforementioned 2006 to 2011 private letter rulings may no longer represent the IRS’ views. The policies underlying those private letter rulings would have been officially overturned if Treasury Regulations proposed on September 28, 2016 (the “Proposed Regulations”) were finalized as proposed. Under the Proposed Regulations, the Subpart F Inclusions, which the 2006 through 2011 private letter rulings concluded was qualifying income for a RIC, would no longer be considered qualifying income. Instead, only actual distributions that the CFC makes to the RIC out of the CFC’s earnings and profits for the applicable taxable year that are attributable to the Subpart F Inclusion (“Earnings and Profits”) would qualify. As discussed above, in the Final Regulations, the Proposed Regulations were reversed with respect to this particular issue. Under the Final Regulations, both actual and imputed distributions that the CFC makes to the RIC and Subpart F Inclusions are generally treated as qualifying income under the source of income test, provided that such income is derived with respect to the RIC’s business of investing in stock, securities or currencies. However, the Final Regulations do not specifically address distributions or Subpart F Imputations from CFCs that derive income from commodities. The Final Regulations do not clarify whether there are any limitations on whether such income is qualifying income under the source of income test. The Final Regulations also do not expressly adopt or apply the aforementioned 2006-2011 private letter rulings to other taxpayers, although those private letter rulings are consistent with the Final Regulations and may continue to be valid (as opposed to invalid as they would have been under the Proposed Regulations).

The federal income tax treatment of the Fund’s income from the Subsidiary also may be negatively affected by future legislation, Treasury Regulations (proposed or final), and/or other IRS guidance or authorities that could affect the character, timing of recognition, and/or amount of the Fund’s investment company taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed the source of income test for any taxable year but was eligible to and did cure the failure, it could incur potentially significant additional federal income tax expenses. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax at the fund level on its taxable income at the regular corporate tax rate (without reduction for distributions to shareholders), with the consequence that its income available for distribution to shareholders would be reduced and distributions from its current or accumulated earnings and profits would generally be taxable to its shareholders as dividend income.

Derivatives and Other Investment Techniques and Related Risks

In connection with the Funds’ use of futures and, to the extent applicable, certain other investment techniques, a Fund will, in accordance with guidance provided by the SEC or its staff in, among other things, interpretative and other releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to such Fund’s exposure, on a marked-to-market or on another relevant basis, to the transaction. A Fund may also, in accordance with guidance provided by the SEC or its staff, cover such transactions by other means, such as entering into an offsetting transaction so that a combined position, coupled with any segregated assets, equals such Fund’s outstanding obligation. The segregation of assets and coverage of transactions are intended to enable a Fund to have assets available to satisfy its obligations with respect to these transactions, but will not limit a Fund’s exposure to loss.

Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument at a specified future time and at a specified price. The Funds may use futures contracts for: enhancing returns; bona fide hedging; attempting to offset changes in the value of financial instruments held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

Transactions in futures by a Fund are subject to limitations established by futures exchanges governing the maximum number of futures that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures that a Fund may write or hold may be affected by futures written or held by other entities. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified currency amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

A Fund or the Subsidiary may enter into an agreement with a Futures Commodity Merchant that provides for the cash settlement of futures contracts. If this occurs, such Fund would treat the financial instrument as being cash-settled for purposes of determining such Fund’s coverage requirements.

There are significant risks associated with a Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the Sub-Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the instruments held by a Fund and the prices of futures; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

As an investment company registered with the SEC, the Funds must segregate liquid assets or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin) while the positions are open. With respect to futures contracts that do cash settle or are physically deliverable but are not held during the delivery period, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than their full notional value.

Commodity-Linked Instruments. There are several additional risks associated with transactions in commodity futures contracts, swaps on commodity futures contracts, commodity forward contracts and other commodities instruments. In the commodity instruments markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling commodity instruments today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same commodity instrument, the commodity producer generally must sell the commodity instrument at a lower price than the expected future spot price. Conversely, if most hedgers in the commodity instruments market are purchasing commodity instruments to hedge against a rise in prices, then speculators will only sell the other side of the commodity instrument at a higher future price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in commodity instrument markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new commodity instrument, the Fund might reinvest at a higher or lower future price, or choose to pursue other investments. The commodities which underlie commodity instruments may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities. Also, unlike the financial instruments markets, in the commodity instruments markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity instruments contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in instruments on that commodity, the value of the commodity instrument may change proportionately. Pursuant to Rule 4.5 under CEA, the Funds do not qualify for an exclusion from the definition of a commodity pool. Accordingly, each Fund is subject to regulation as a commodity pool and the Sub-Advisor is registered as a CPO under the CEA.

Risks of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Fund to use certain instruments as part of its investment strategy. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent such Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in each Fund or the ability of each Fund to continue to implement its investment strategies. The futures and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of futures and swap transactions in the U.S. is a rapidly changing area of law and is subject to modification by government action. In particular, Title VII of the Dodd-Frank Act set forth a new legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. The provisions of Title VII of the Dodd-Frank Act have not yet been fully implemented and accordingly, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Funds. However, swap dealers, major market participants and swap counterparties are now becoming subject to new and/or additional regulations, requirements, compliance burdens and associated costs. This law and the rules to be promulgated may negatively impact each Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, position limits imposed on each Fund or its counterparties may impact a Fund’s ability to invest in futures and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Funds, including capital requirements and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Regulation of Derivatives in Europe. The European Markets and Infrastructure Regulation (“EMIR”) introduces uniform requirements in respect of OTC derivative contracts by requiring certain “eligible” OTC derivative contracts to be submitted for clearing to regulated central clearing counterparties and by mandating the reporting of certain details of OTC derivative contracts to trade repositories. In addition, EMIR imposes requirements for appropriate procedures and arrangements to measure, monitor and mitigate operational counterparty credit risk in respect of OTC derivatives contracts which are not subject to mandatory clearing. These requirements are likely to include the posting and segregation of collateral, not only to and for, but also by, each Fund.

Many provisions of EMIR require the adoption of delegated acts by the European Commission before becoming fully effective. Accordingly, it is difficult to predict the precise impact of EMIR on the Funds. However, investors should be aware that the regulatory changes arising from EMIR may in due course adversely affect a Fund’s ability to adhere to its investment approach and achieve its investment objective.

Counterparty Credit Risk. The Funds will be subject to counterparty credit risk with respect to their use of derivative and short sale transactions. If a counterparty to a derivatives contract becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, a Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Sub-Advisor will seek to effect derivative transactions only with counterparties that it believes are creditworthy. However, there is no assurance that a counterparty will remain creditworthy or solvent.

Tax Risk. The Funds intend to qualify annually to be treated as a RIC under the Code. To qualify as a RIC under the Code, a Fund must invest in assets which produce the types of income specified in the Code and the Treasury regulations (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities, including income from the DBi Managed Futures Strategy ETF’s investment in the Subsidiary, is Qualifying Income is not entirely clear. The DBi Managed Futures Strategy ETF’s investment in the Subsidiary is expected to provide the DBi Managed Futures Strategy ETF with exposure to the commodities markets within the limitations of the Code for qualification as a RIC, but there is a risk that the IRS could assert that the income derived from the DBi Managed Futures Strategy ETF’s investment in the Subsidiary and certain commodity-linked structured notes will not be considered Qualifying Income. For more information on the tax risks related to the Subsidiary, see the section “Subsidiary Risk,” above.

An investment in the Subsidiary generally may not exceed 25% of the value of the DBi Managed Futures Strategy ETF’s total assets at the end of each quarter of the Fund’s taxable year. If the Subsidiary does exceed 25% of the value of the DBi Managed Futures Strategy ETF’s total assets, in any quarter, the DBi Managed Futures Strategy ETF may fail to qualify as a RIC under the Code. See “Taxes” below for additional information related to these restrictions.

In addition, each Fund’s transactions in financial instruments, including, but not limited to, options, futures contracts, and hedging transactions, will be subject to special tax rules (which may include mark to market, constructive sale, wash sale, and short sale rules), the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to the Funds’ shareholders. A Fund’s use of such transactions may result in it realizing more short-term capital gains and ordinary income, in each case subject to U.S. federal income tax at higher ordinary income tax rates, than it would if it did not engage in such transactions.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Shares.

Convertible Securities and Warrants

Each Fund may invest in convertible securities and warrants. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation upon a market price advance in the convertible security’s underlying common stock.

A warrant gives the holder the right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Other Corporate Debt Securities

Each Fund may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries. The debt securities in which each Fund may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments. The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

Risks of Investing in Debt Securities

There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of each Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which each Fund invests to meet their obligations for the payment of interest and principal when due.

Risks of Investing in Lower-Rated Debt Securities

Each Fund may invest a portion of its net assets in debt securities rated below “Ba1” by Moody’s, below “BB+” by Standard & Poor’s (“S&P”) or below investment grade by other recognized rating agencies, or in unrated securities of comparable quality under certain circumstances. Securities with ratings below “Baa” by Moody’s and/or “BBB” by S&P are commonly referred to as “junk bonds.” Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including the following:

Sensitivity to Interest Rate and Economic Changes. The economy and interest rates affect high yield securities differently from other securities. For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, each Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund’s asset values.

Payment Expectations. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets. If a Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing a Fund’s rate of return.

Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact the Sub-Advisor’s ability to accurately value high yield bonds and a Fund’s assets and hinder a Fund’s ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Sub-Advisor must monitor the issuers of high yield bonds in a Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so a Fund can meet redemption requests. A Fund will not necessarily dispose of a portfolio security when its rating has been changed.

Short-Term Investments

Each Fund may invest in any of the following short-term securities and instruments:

Bank Certificates or Deposits, Bankers’ Acceptances and Time Deposits. Each Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” below. Such risks include those related to future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and the possible adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, a Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes in which a Fund may invest will consist of issues rated at the time of purchase “AA-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by a Sub-Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, a Fund may purchase corporate obligations that have remaining maturities of one year or less from the date of purchase and that are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

Government Obligations

Each Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association (“SLMA”).

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Each Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

Zero Coupon Securities

Each Fund may invest up to 35% of its net assets in zero coupon securities issued by the U.S. Treasury. Zero coupon Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and receipts, or certificates representing interests in such stripped debt obligations or coupons. Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

Variable and Floating Rate Instruments

Each Fund may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Sub-Advisor under guidelines established by the Board to be of comparable quality at the time of the purchase to rated instruments eligible for purchase by a Fund. In making such determinations, the Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved in the event that the issuer of the instrument defaults on its payment obligation or during periods in which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

Foreign Investments and Currencies

Each Fund may invest in securities of foreign issuers that are not publicly traded in the United States (the International Fund will invest substantially all of its assets in securities of foreign issuers). Each Fund may also invest in depositary receipts and in foreign currency futures contracts and may purchase and sell foreign currency on a spot basis.

Depositary Receipts. Depositary Receipts (“DRs”) include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

The European financial markets have continued to experience volatility because of concerns about economic downturns and about high and rising government debt levels of several countries in the European Union and Europe generally. These events have adversely affected the exchange rate of the Euro and the European securities markets, and may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Funds’ investments. Responses to the financial problems by European Union governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The United Kingdom (the “U.K.”) exited the European Union on January 31, 2020 (an event commonly referred to as “Brexit”) and entered into a transition period until December 31, 2020. During the transition period, the U.K. effectively remained in the EU from an economic perspective. The impact of Brexit on the UK, the EU and the broader global economy may be significant. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity and potentially lower economic growth on markets in the UK, Europe and globally, which could potentially have an adverse effect on the value of a Fund’s investments. In addition to concerns related to the effect of Brexit, that referendum may inspire similar initiatives in other EU member countries, producing further risks for global financial markets.

Currency Fluctuations. Each Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency. Such changes will also affect a Fund’s income. The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. The Sub-Advisor expects that many foreign securities in which a Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and a Fund’s portfolio securities may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes. The interest payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding or other taxes, thus reducing the net amount of income available for distribution to a Fund’s shareholders.

Costs. To the extent that each Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging markets. Some of the securities in which each Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in a less liquidity and greater price volatility; national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment. Natural disasters, public health emergencies (including pandemics and epidemics), terrorism and other global unforeseeable events may lead to instability in world economies and markets, may lead to market volatility, and may have adverse long-term effects. The Funds cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Funds’ investments.

In considering whether to invest in the securities of a foreign company, the Sub-Advisor considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the prospectus, depending on the Sub-Advisor’s assessment of prevailing market, economic and other conditions.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor or the Sub-Advisor, subject to the seller’s agreement to repurchase and a Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act, and the total repurchase agreements of a Fund are limited to 33-1/3% of its total assets.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements. A Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. A Fund may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of a Fund’s securities is disadvantageous.

Each Fund causes its custodian to segregate liquid assets, such as cash, U.S. Government securities or other high-grade liquid debt securities equal in value to its obligations (including accrued interest) with respect to reverse repurchase agreements. In segregating such assets, the custodian either places such securities in a segregated account or separately identifies such assets and renders them unavailable for investment. Such assets are marked to market daily to ensure full collateralization is maintained.

When-Issued Securities, Forward Commitments and Delayed Settlements

Each Fund may purchase securities on a “when-issued,” forward commitment or delayed settlement basis. In this event, the Custodian will set aside, and the Fund will identify on its books, cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

Each Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, a Fund’s liquidity and the ability of the Sub-Advisor to manage it may be affected in the event a Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

Each Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. In these cases a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day a Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Zero-Coupon, Step-Coupon and Pay-in-Kind Securities

Each Fund may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, the Code requires the holders of these securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on the securities accruing that year. A Fund may be required to distribute a portion of that discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

Borrowing

Each Fund is authorized to borrow money from banks in amounts up to 33-1/3% of their total assets. Each Fund is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowing s for temporary purposes and is authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act. The 1940 Act requires a Fund to maintain continuous asset coverage (i.e., total assets including borrowings less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. If the 300% asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Lending Portfolio Securities

Each Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Each Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the loan collateral must be equal to at least 100% of the value of the loaned securities, and the borrower must increase such collateral such that it remains equal to 100% of the value of the loaned securities whenever the price of the loaned securities increases (i.e., mark to market on a daily basis); (ii) the Fund must be able to terminate the loan at any time; (iii) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (iv) the Fund may pay reasonable custodial fees in connection with the lending of portfolio securities, which fees must be negotiated by the Fund and the custodian and be approved by the Board; and (v) although the voting rights may pass with the lending of securities, the Board must be obligated to call the loan in time to vote the securities if a material event affecting the investment on loan is to occur.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Funds seek to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

The Board has appointed State Street Bank and Trust Company, the Funds’ custodian, as securities lending agent for the Funds’ securities lending activity. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Funds will only enter into loan arrangements with borrowers on this list and will not lend its securities to be sold short.

Short Sales

Each Fund is authorized to make short sales of securities which it does not own or have the right to acquire. In a short sale, a Fund sells a security that it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. Each Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Each Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which a Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and a Fund is required to pay to the broker a negotiated portion of any dividends or interest that accrue during the period of the loan. To meet current margin requirements, a Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

Short sales by a Fund create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since each Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Illiquid Securities

Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Sub-Advisor. The Advisor and the Sub-Advisor will monitor the amount of illiquid securities in a Fund’s portfolio, under the supervision of the Board, to ensure compliance with a Fund’s investment restrictions. In accordance with procedures approved by the Board, these securities may be valued using techniques other than market quotations, and the values established for these securities may be different than what would be produced through the use of another methodology or if they had been priced using market quotations. Illiquid securities and other portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Sub-Advisor, pursuant to procedures adopted by the Board, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Risks of Investing in Small Companies

Each Fund may invest in securities of small companies. Additional risks of such investments include the markets on which such securities are frequently traded. In many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Funds may be subject to greater price fluctuations than an investment in a fund that invests exclusively in larger, more established companies. A Sub-Advisor’s research efforts may also play a greater role in selecting securities for a Fund than in a fund that invests in larger, more established companies.

Market Events Risk

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructuring, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling, and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether these conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now spread globally. This coronavirus has resulted in certain travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak or other public health emergencies in the future may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Risks of Increased Reliance on Data Analytics

In recent years, the asset management business has become increasingly dependent on data analytics to support portfolio management, investment operations and compliance. The Advisor’s and Sub-Advisor’s regulators have also substantially increased the extent and complexity of the data analytic component of compliance requirements. A failure to source accurate data from third parties or to correctly analyze, integrate or apply data could result in operational, trade or compliance errors, could cause portfolio losses, and could lead to regulatory concerns.

Investment Restrictions

The Trust (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities,” as defined in the 1940 Act, of a Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

As a matter of fundamental policy, each Fund will not:

1.

invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than securities issued by the U.S. Government or its agencies, or securities of other investment companies);

2.	borrow money, provided that such Fund may borrow money for temporary purposes in amounts not exceeding one-third of its total assets (including the amount borrowed);

3.

make loans to other persons, except by: (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

4.	underwrite any issue of securities, except to the extent that such Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

5.

purchase or sell real estate, provided that such Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

6.

purchase or sell physical commodities, provided that such Fund may invest in, purchase, sell or enter into futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

7.	issue senior securities, except to the extent permitted by the 1940 Act.

With regard to the statement that the restriction set forth in item (1) above does not apply to securities issued by other investment companies, the SEC staff has maintained that a fund should consider the underlying investments of investment companies in which the fund is invested when determining concentration of the fund, and takes this into account in determining its compliance with the restriction provided in item (1).

With regard to the restriction set forth in item (7) above, the 1940 Act permits a fund to enter into futures contracts, forward contracts, repurchase agreements and reverse repurchase agreements provided that these types of transactions are covered in accordance with SEC positions. Under SEC staff interpretations of the 1940 Act, such derivative transactions will not be deemed “senior securities” if a fund segregates or earmarks assets on the fund’s records or otherwise covers its obligations to limit the fund’s risk of loss, such as through offsetting positions.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, new Rule 18f-4 (the “Derivatives Rule”), adopted by the SEC on October 28, 2020, replaces the asset segregation regime of Investment Company Act Release No. 10666 (Release 10666) with a new framework for the use of derivatives by registered funds. In compliance with the Derivatives Rule, the Funds will be required to implement a written derivatives risk management program and appoint a derivatives risk manager, to oversee risks associated with each Fund’s derivative investments. On August 19, 2022, the SEC will rescind Release 10666 and withdraw letters and similar guidance addressing a fund’s use of derivatives and require funds to satisfy the requirements of the Derivatives Rule. Unless the Fund elects to comply early with the Derivatives Rule, the Fund may continue to engage in certain asset segregation practices in accordance with Release 10666 and related staff letters and guidance until August 19, 2022.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that a Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange may, but is not required to, remove Shares from the listing under any of the following circumstances: (1) the Exchange becomes aware that the Funds are no longer able to operate in reliance on Rule 6c-11 of the 1940 Act; (2) the Funds no longer comply with the Exchange’s requirements for Shares; or (3) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of a Fund.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

To provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for a Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

BOARD OF TRUSTEES

The overall management of the business and affairs of the Trust is vested with its Board, which is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet throughout the year to oversee the activities of the Funds, review the compensation arrangements between the Advisor and the Sub-Advisor, review contractual arrangements with companies that provide services to the Funds, including the Advisor, Sub-Advisor, and the Funds’ administrator, custodian and transfer agent, and review the Funds’ performance. The day-to-day operations of the Trust are delegated to its officers, subject to the Funds’ investment objectives and policies and to general supervision by the Board. A majority of the Trustees are not otherwise affiliated with the Advisor or the Sub-Advisor.

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julie Allecta 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1946)	Independent Trustee	Open-ended term; served since June 2013	Member of Governing Council and Policy Committee, Independent Directors Council (education for investment company independent directors) since 2014; and Retired Partner, Paul Hastings LLP (law firm) from 1999 to 2009.	9	Forward Funds (mutual funds) (3 portfolios) Salient MS Trust (mutual funds) (2 portfolios) Salient Midstream & MLP Fund (closed-end fund) (1 portfolio)

Thomas W. Bird 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1957)	Independent Trustee	Open-ended term; served since May 2021	Founder, Chief Executive Officer and Director, Bird Impact LLC (impact investment vehicle) since 2016; Founder, Chairman and Chief Investment Officer, FARM Group (impact not-for-profit organization) since 1998; Board Member, Sonen Capital LLC(impact asset management firm) 2016 - 2020.	9	Sonen Capital LLC; Global Giving Foundation (impact not-for-profit organization)

Jennifer M. Borggaard 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1969)	Independent Trustee	Open-ended term; served since May 2021	Co-Founder and Partner, AlderBrook Advisors (management consulting) since 2019; Member, Advisory Committee, Polen Capital (investment advisor) since 2018; Senior Vice President, Affiliated Managers Group, Inc. (asset management) 2007-2017.	9	BroadStreet Partners Inc. (insurance); BNY Mellon Charitable Gift Fund; Anchor Capital Advisors LLC (asset management)

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Jonathan W. DePriest 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1968)	Independent Trustee	Open-ended term; served since May 2021	General Counsel, ApplePie Capital, Inc. (franchise financing) since 2019; Executive Vice President and General Counsel, Salient Partners, L.P. (asset management) 2015-2019.	9	None

Frederick A. Eigenbrod, Jr., Ph.D. 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	9	None

Harold M. Shefrin, Ph.D. 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	9	SA Funds – Investment Trust (mutual funds) (10 portfolios)

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
Jeremy L. DeGroot** 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1963)	Chairman of the Board, Trustee and President	Open-ended term; served as a Chairman since March 2017, Trustee since December 2008 and President since 2014	Chief Investment Officer of Litman Gregory Asset Management, LLC since 2008; and Co-Chief Investment Officer of Litman Gregory Asset Management, LLC from 2003 to 2008.	9	None

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
Jeffrey K. Seeley** 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1969)	Trustee	Open- ended term; Trustee since May 2021	Deputy Chief Executive Officer, U.S. Chief Operating Officer and Head of Distribution, iM Global Partner US, LLC since 2018; Chief Compliance Officer of iM Global US Distributors, LLC since 2019; Head of Distribution Resource Securities from 2017- 2018; and Head of Distribution and Sales, BP Capital Fund Advisors from 2015- 2017.	9	None

Stephen M. Savage 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1961)	Secretary	Open- ended term; served since 2014	Chief Executive Officer of the Advisor since 2015; Managing Partner of the Advisor since 2010; Partner of the Advisor since 2003.	N/A	None

John M. Coughlan 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1956)	Treasurer and Chief Compliance Officer	Open- ended term; served as Treasurer since inception, and as Chief Compliance Officer since September 2004	Chief Operating Officer and Chief Compliance Officer of the Advisor since 2004.	N/A	None

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).
**	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

In addition, Jack Chee, Rajat Jain, and Jason Steuerwalt, each a Senior Research Analyst at the Advisor, are each an Assistant Secretary of the Trust.

Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Advisor, the Sub-Advisor, and the Funds’ distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with the responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, investment officers report on the performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings,” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, portfolio pricing, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, an Audit Committee, a Nominating Committee and a Qualified Legal Compliance Committee, which are discussed in greater detail under “ Board of Trustees – Board Committees” below. Each of the three standing committees of the Board is comprised entirely of Independent Trustees. The Board has also designated Ms. Allecta as the lead Independent Trustee. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Trust.

Presently, Mr. DeGroot serves as the Chairman of the Board and President of the Trust and Chief Investment Officer of the Advisor. Mr. DeGroot is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of his employment relationship with the Advisor. In developing the Board’s structure, the Board has determined that Mr. DeGroot’s history with the Trust, familiarity with the Funds’ investment objectives and extensive experience in the field of investments qualifies him to serve as the Chairman of the Board. The Board has also determined that the function and composition of the Audit and Nominating Committees and the appointment of a lead Independent Trustee are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, valuation risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways. In the course of providing oversight, the Board and its committees receive reports on the Trust’s activities regarding the Trust’s investment portfolios and its financial accounting and reporting. The Board also receives periodic reports as to how the Advisor conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with the Sub-Advisor or specific investment strategies. The Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee’s meetings with the Treasurer and the Trust’s independent registered public accounting firm also contribute to its oversight of certain internal control risks. The full Board receives reports from the Advisor as to investment risks as well as other risks that may be also discussed in the Audit Committee.

The Board receives regular reports from a “Valuation Committee,” composed of the following senior employees of the Advisor: John M. Coughlan, Jeremy L. DeGroot, Jack Chee, Rajat Jain and Jason Steuerwalt. The Valuation Committee operates pursuant to the Trust’s Valuation Procedures, as approved by the Board. The Valuation Committee reports to the Board on the valuation of the Fund’s portfolio securities, reviews the performance of each approved pricing service, and recommends to the Board for approval pricing agents for the valuation of Fund holdings.

The Trust believes that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. However, not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Trust, the Advisor or its affiliates or other service providers.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has a demonstrated record of business and professional accomplishment that indicates that they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, certain of the Trustees have served on boards for organizations other than the Trust, and the Trustees have served on the Board of the Trust for a number of years. They therefore have substantial boardroom experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust and have demonstrated a commitment to discharging oversight duties as Trustees in the interest of shareholders.

In addition to the information provided in the charts above, certain additional information concerning each particular Trustee and certain of their Trustee Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, work ethic, and the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, to manage people and problems, and to develop solutions. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual Trustees is reviewed. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

The summaries set forth below as to the qualifications, attributes, and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care applicable to, any such person or the Board as a whole than otherwise would be the case.

Mr. DeGroot’s Trustee Attributes include his position as principal and Chief Investment Officer of Litman Gregory Asset Management, LLC (“LGAM”). In this position, Mr. DeGroot is responsible for overseeing Sub-Advisor due diligence, asset class research and portfolio tactical allocation decisions. Mr. DeGroot is also Portfolio Manager of the PartnerSelect Alternative Strategies Fund and Co-Portfolio Manager of the PartnerSelect Equity Fund, the PartnerSelect International Fund, the PartnerSelect High Income Alternatives Fund, the PartnerSelect SBH Focused Small Value Fund and the PartnerSelect Oldfield International Value Fund. He is frequently quoted in the national media in the areas of asset allocation and manager selection. He holds the Chartered Financial Analyst® (CFA®) designation. Mr. DeGroot also has prior experience as an economics consultant and economist.

Mr. Seeley’s Trustee Attributes include his over twenty-five years of professional experience leading and managing various asset management firms, and his in-depth knowledge of fields including product development, distribution, operations and compliance, including with respect to mutual funds, interval funds and exchange-traded funds. This experience gives him an extensive understanding of regulatory, investment management, and corporate governance issues.

Ms. Allecta’s Trustee Attributes include her significant professional experience in the legal field as counsel to various mutual funds and private funds. Ms. Allecta also has mutual fund and closed-end fund board experience, having served on the board of trustees of Forward Funds since 2012, the board of trustees of the Salient MS Trust since 2015, and the board of directors of the Salient Midstream & MLP Fund since 2017. Ms. Allecta has also been a member of the Governing Council of the Independent Directors Council since 2014. Ms. Allecta has served as lead Independent Trustee since 2021.

Mr. Bird’s Trustee Attributes include his thirty years of general management and investment experience, with a focus on impact investing. Mr. Bird currently serves on the board and board committees of several for-profit and not-for-profit organizations. Mr. Bird’s experience gives him an extensive understanding of regulatory, investment management, and corporate governance issues.

Ms. Borggaard’s Trustee Attributes include her experience as a financial services executive and board member with broad global experience guiding boutique asset management companies. Ms. Borggaard currently serves on the board of several for-profit and not-for-profit organizations. Ms. Borggaard’s board experience includes providing guidance on diverse business issue including strategy, crisis management, C-suite succession planning, governance, finance, compliance, product development and equity-based total compensation. This experience gives her extensive knowledge of investment, financial management and governance matters.

Mr. DePriest’s Trustee Attributes include his over two decades of experience as legal counsel to advisers to mutual funds, closed-end funds, private funds and other investment vehicles. Through his roles as a senior officer and general counsel of financial services organizations, Mr. DePriest contributes management and oversight experience to boards.

Mr. Eigenbrod’s Trustee Attributes include his significant business advisory experience serving on the Board of Directors for Right Management Consultants providing management and organizational development consulting service as an independent consultant and executive coach.

Mr. Shefrin’s Trustee Attributes include his distinguished academic career as a Professor at Santa Clara University, where he teaches finance. Mr. Shefrin also has a number of years of mutual fund board experience, having served on the board of trustees of SA Funds - Investment Trust since 1999.

Board Committees

The Board has three standing committees as described below:

Audit Committee

Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2020
Julie Allecta Thomas W. Bird* Jennifer M. Borggaard* Jonathan W. DePriest* Frederick A. Eigenbrod, Jr., Ph.D. Harold M. Shefrin, Ph.D. (Chairman)	Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.	3

Qualified Legal Compliance Committee

Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2020
Julie Allecta Thomas W. Bird* Jennifer M. Borggaard* Jonathan W. DePriest* Frederick A. Eigenbrod, Jr., Ph.D. Harold M. Shefrin, Ph.D.	Responsible for the receipt, review and consideration of any report made or referred to it by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, Trustee, employee or agent of the Trust	0

Nominating Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2020
Julie Allecta Thomas W. Bird* Jennifer M. Borggaard* Jonathan W. DePriest* Frederick A. Eigenbrod, Jr., Ph.D. (Chairman) Harold M. Shefrin, Ph.D.	Responsible for evaluating the size and compensation of the Board and seeking and reviewing candidates for consideration as nominees for Trustees.	0

*	Messrs. Bird and DePriest and Ms. Borggaard have served as Trustees since May 2021.

Trustee Ownership of Fund Shares

As of December 31, 2020, the Trustees owned the following dollar range of shares of the Funds(1). The Dolan McEniry Corporate Bond Fund, the DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF are not included in the table below because the Funds had not commenced operations as of December 31, 2020.

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies (2)
Independent Trustees
Julie Allecta	High Income Alternatives Fund	E	E
Thomas W. Bird*	N/A	A	A
Jennifer M. Borggaard*	N/A	A	A
Jonathan W. DePriest*	N/A	A	A
Frederick A. Eigenbrod, Jr., Ph.D.	Equity Fund	D	E
	International Fund	C
	Alternative Strategies Fund	E
	High Income Alternatives Fund	D
	Oldfield International Value Fund	C
Harold M. Shefrin, Ph.D.	International Fund	E	E

Interested Trustees
Jeremy L. DeGroot	Equity Fund	E	E
	International Fund	E
	Alternative Strategies Fund	E
	High Income Alternatives Fund	E
	SBH Focused Small Value Fund	E
	Oldfield International Value Fund	D
Jeffrey K. Seeley*	N/A	A	A

(1)	Dollar Range of Equity Securities in the Funds:

A=None

B=$1-$10,000

C=$10,001-$50,000

D=$50,001-$100,000

E= Over $100,000

(2)	As of December 31, the Trustees each oversaw six registered investment companies in the fund complex.
*	Messrs. Bird, DePriest, Seeley and Ms. Borggaard have served as Trustees since May 2021.

Trustee Interest in Investment Advisor, Distributor or Affiliates

As of December 31, 2020, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Advisor, the Sub-Advisor, ALPS Distributors, Inc. (the “Distributor”) or any of their respective affiliates. Further, the Independent Trustees and their respective immediate family members did not have a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Sub-Advisor, the Distributor, or any of their respective affiliates during the two most recently completed calendar years.

Compensation

For the year ended December 31, 2020 each Independent Trustee received an annual fee of $100,000, allocated $9,000 per Fund with the remaining balance pro-rated quarterly based on each PartnerSelect Fund’s and iM Global Fund’s assets, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board and its committees. Effective February 18, 2021, each Independent Trustee receives an attendance fee in the amount of $6,000 for each special meeting of the Board, to be allocated to each Fund on a prorated basis based on each Fund’s assets.

As of the date of this SAI, to the best of the knowledge of the Trust, the Board and the officers of the Funds, as a group, owned of record less than 1% of the outstanding shares of each PartnerSelect Fund and iM Global Fund.

The table below illustrates the annual compensation paid to each Trustee of the Trust during the fiscal year ended December 31, 2020. Trustees do not receive any pension or retirement benefits as a result of their service as a Trustee of the Trust. The Dolan McEniry Corporate Bond Fund, the DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF are not included in the table below because the Funds had not commenced operations as of December 31, 2020.

Aggregate Compensation from

Name of Person, Position	Equity Fund	International Fund	Smaller Companies Fund+	Alternative Strategies Fund	High Income Alternatives Fund	SBH Focused Small Value Fund	Oldfield International Value Fund	Total Compensation from Trust Paid to Trustees
Independent Trustees
Julie Allecta, Trustee	$16,340	$17,382	$9,284	$40,393	$13,549	$3,052	$0	$100,000
Thomas W. Bird, Trustee*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jennifer M. Borggaard, Trustee*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jonathan W. DePriest, Trustee*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Frederick A. Eigenbrod, Jr., Ph.D. Trustee	$16,340	$17,382	$9,284	$40,393	$13,549	$3,052	$0	$100,000
Harold M. Shefrin, Ph.D. Trustee	$16,340	$17,382	$9,284	$40,393	$13,549	$3,052	$0	$100,000
Interested Trustees
Jeremy L. DeGroot, President and Trustee**	None	None	None	None	None	None	None	None
Jeffrey K. Seeley, Trustee*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

*	Messrs. Bird, DePriest, Seeley and Ms. Borggaard have served as Trustees since May 2021.
**	As of December 31, 2020, Mr. DeGroot was an Interested Trustee because of his relationship with the Advisor and accordingly served on the Board without compensation.
+	The PartnerSelect Smaller Companies Fund (“Smaller Companies Fund”) was reorganized into the SBH Focused Small Value Fund on October 15, 2020.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of any Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. A control person can have a significant impact on the outcome of a shareholder vote. As of August 31, 2021, the shareholders indicated below were considered to be either a control person or a principal shareholder of the Predecessor Funds.

iM DBi Managed Futures Strategy ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	34.57%	Record
Northern Trust Asset Management 801 South Canal Street C-5S Chicago, IL 60607	31.91%	Record
BOFA Securities, Inc. One Bryant Park New York, NY 10036	7.48%	Record
RBC Capital Markets 200 Vesey Street New York, NY 10281	5.42%	Record

iM DBi Hedge Strategy ETF

Name and Address	% Ownership	Type of Ownership
Northern Trust Asset Management 801 South Canal Street C-5S Chicago, IL 60607	57.10%	Record
Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	14.41%	Record
UBS Financial Services 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	7.40%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	5.11%	Record
BOFA Securities, Inc. One Bryant Park New York, NY 10036	5.07%	Record

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about the Funds’ security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and through financial reporting and news services including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

THE ADVISOR AND THE SUB-ADVISOR

The Advisor is a registered investment advisor with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisor is wholly owned by LGAM. LGAM is wholly-owned by iM Global Partner US, LLC, a wholly-owned subsidiary of iM Global Partner SAS. iM Global Partner SAS, a holding company, is a wholly-owned subsidiary of iM Square SAS, a Paris-based investment and development platform dedicated to the asset management business, which is owned by Amundi Ventures, Legendre Holdings 36 and a third non-controlling party. Amundi Ventures, a holding company, is a wholly-owned subsidiary of Amundi SA, a European asset management company. Amundi SA is owned by Credit Agricole SA, public (free float) and employees. Credit Agricole SA is owned by SAS rue de la Boétie, public (free float) and employees. Legendre Holdings 36, a holding company, is majority owned (>75%) by Eurazeo SA, a European investment firm.

Subject to the supervision of the Board, investment management and related services are provided by the Advisor to each of the Funds, pursuant to an investment advisory agreement (the “Advisory Agreement”). The Trust, on behalf of the Funds, and the Advisor are parties to the Advisory Agreement. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, the Advisory Agreement. Rather, the Trust and its respective investment series are the sole intended beneficiaries of the Advisory Agreement. Neither this SAI nor the Prospectus is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

In addition, individual selection of securities is provided by the Sub-Advisor approved by the Board pursuant, in each case, to an investment sub-advisory agreement (each, a “Management Agreement”). Under the Advisory Agreement, the Advisor has agreed to (i) furnish each Fund with advice and recommendations with respect to the selection and continued employment of Sub-Advisor to manage the actual investment of each Fund’s assets; (ii) direct the allocation of each Fund’s assets among such Sub-Advisor; (iii) oversee the investments made by such Sub-Advisor on behalf of each Fund, subject to the ultimate supervision and direction of the Board; (iv) oversee the actions of the Sub-Advisor with respect to voting proxies for each Fund, filing Section 13 ownership reports with the SEC for each Fund, and taking other actions on behalf of each Fund; (v) maintain the books and records required to be maintained by each Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator, another agent of each Fund or the Sub-Advisor; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets that each Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vii) render to the Board such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

The Advisor has agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under the Advisory Agreement. Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Board may desire and reasonably request. With respect to the operation of each Fund, the Advisor has agreed to be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Trust and each Fund including the provision of persons qualified to serve as officers of the Trust; (ii) compensating the Sub-Advisor selected to invest the assets of each Fund; (iii) the expenses of printing and distributing extra copies of each Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees incurred thereto) to prospective investors (but not to existing shareholders); and (iv) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Advisor or any Sub-Advisor.

Under each Management Agreement, the Sub-Advisor agrees to invest its allocated portion of the assets of each Fund in accordance with the investment objectives, policies and restrictions of each Fund as set forth in the Trust’s and each Fund’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; each Fund’s prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Advisor or the Trustees of the Trust may impose from time to time in writing to the Sub-Advisor. In providing such services, the Sub-Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Code, and other applicable law.

Without limiting the generality of the foregoing, the Sub-Advisor has agreed to (i) furnish each Fund with advice and recommendations with respect to the investment of the Sub-Advisor’s allocated portion of each Fund’s assets; (ii) effect the purchase and sale of portfolio securities for the Sub-Advisor’s allocated portion or determine that a portion of such allocated portion will remain uninvested; (iii) manage and oversee the investments of the Sub-Advisor’s allocated portion, subject to the ultimate supervision and direction of the Board; (iv) vote proxies and take other actions with respect to the securities in the Sub-Advisor’s allocated portion; (v) maintain the books and records required to be maintained with respect to the securities in the Sub-Advisor’s allocated portion; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets which the Advisor, Trustees or the officers of the Trust may reasonably request; and (vii) render to the Board such periodic and special reports with respect to Sub-Advisor’s allocated portion as the Board may reasonably request.

As compensation for the Advisor’s services (including payment of the Sub-Advisor’s fees), each Fund pays the Advisor an advisory fee at the rate specified in the prospectus. In addition to the fees payable to the Advisor and the Funds’ administrator, the Trust is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of each Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of each Fund’s shareholders and the Board that are properly payable by each Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund that inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of each Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of each Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

Pursuant to a contractual operating expense limitation between Litman Gregory and the Funds, Litman Gregory has agreed to limit Total Annual Fund Operating Expenses (excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other transactional expenses, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and any distribution fees and expenses paid by each Fund under a Rule 12b- Plan) to 0.85% of each Fund’s average daily net assets for at least one year from the effective date of the Trust’s registration statement with respect to the Funds. This agreement may be renewed for additional periods of one (1) year and may be terminated by the Board upon sixty (60) days’ written notice to Litman Gregory. Litman Gregory may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Any fee waiver or expense reimbursement made by Litman Gregory pursuant to this agreement is subject to the repayment by the Fund only within three (3) years of the date such amounts were waived or reimbursed, provided that the repayment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of repayment, and the repayment is approved by the Board.

Under the Advisory Agreement and each Management Agreement, the Advisor and the Sub-Advisor will not be liable to the Trust for any error of judgment by the Advisor or the Sub-Advisor or any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence by reason of reckless disregard of its obligations and duties under the applicable agreement.

The Advisory Agreement and the Management Agreements remain in effect for an initial period not to exceed two years. Thereafter, if not terminated, the Advisory Agreement and each Management Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of a Fund.

The Advisory Agreement and Management Agreements are terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of a Fund at any time without penalty, upon 60 days’ written notice to the Advisor or the Sub-Advisor, as applicable. The Advisory Agreement and the Management Agreements also may be terminated by the Advisor or the Sub-Advisor, as applicable, upon 60 days’ written notice to the applicable Fund. The Advisory Agreement and the Management Agreements terminate automatically upon their assignment (as defined in the 1940 Act).

In determining whether to renew the Advisory Agreement and the Management Agreements each year, the Board requests and evaluates information provided by the Advisor and the Sub-Advisor, in accordance with Section 15(c) of the 1940 Act. At a Board meeting to be held on September 2, 2021 the Board will consider the approval of the Management Agreement for the Funds for an initial two-year period from the Funds’ commencement of operations. A discussion regarding the Board’s basis for approving the Funds’ investment advisory agreements with Advisor and the Sub-Advisor will be available in the Funds’ Annual Report to Shareholders for the fiscal year ending December 31, 2021.

For the fiscal period/years indicated below, the Predecessor Funds paid the Predecessor Funds’ investment adviser the following amounts of advisory fees pursuant to the prior advisory agreement.

Name of Fund	2020	2019
iM DBi Managed Futures Strategy ETF	$241,142	$100,998	(1)
iM DBi Hedge Strategy ETF	$134,080	$4,623	(2)

(1)	For the fiscal period May 7, 2019 (commencement of operations) through December 31, 2019.
(2)	For the fiscal period December 17, 2019 (commencement of operations) through December 31, 2019.

The Sub-Advisor, Dynamic Beta investments LLC, located at 12 East 49th Street, New York, NY 10017 is engaged in the business of providing investment advice to funds and separately managed accounts. The Sub-Advisor, an SEC-registered investment adviser, was founded in 2012, and is owned by Beachhead Capital Holdings LLC, Sasco Holdings, LLC (“Sasco”) and iM Square Holding 4 LLC, an affiliate of the Adviser. Beachhead Capital Holdings LLC is owned by Andrew Beer and Mathias Mamou-Mani. Sasco is owned by Eleanor Beer. iM Square Holding 4 LLC is a wholly-owned subsidiary of iM Square SAS, a French company in which Legendre Holding 36 is the principal owner. The principal owner of Legendre Holding 36 is Eurazeo SA. Prior to September 2018, the name of the Sub-Adviser was Beachhead Capital Management, LLC.

The table below shows fees earned by the Sub-Advisor for services provided to each Predecessor Fund for the fiscal period/years ended December 31.

Name of Fund	2020	2019
iM DBi Managed Futures Strategy ETF	$132,475	$55,873	(1)
iM DBi Hedge Strategy ETF	$83,195	$3,393	(2)

(1)	For the fiscal period May 7, 2019 (commencement of operations) through December 31, 2019.
(2)	For the fiscal period December 17, 2019 (commencement of operations) through December 31, 2019.

Management of the Subsidiary (DBi Managed Futures Strategy ETF only). The Sub-Advisor also serves as the investment adviser to a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands as an exempted company pursuant to an investment advisory agreement with the Subsidiary. The Sub-Advisor does not receive additional compensation for its services to the Subsidiary. The investment advisory agreement between the Sub-Advisor and the Subsidiary was approved by the Board. However, because the Subsidiary is not registered under the 1940 Act, it is not subject to the regulatory protections of the 1940 Act and the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. Because the Fund wholly owns and controls the Subsidiary, and the Sub-Advisor is subject to the oversight of the Board, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or the Fund’s shareholders. Additionally, as part of the Board’s consideration of the sub-advisory agreement between the Advisor and the Sub-Advisor, the Board will also consider the Sub-Advisor’s performance with regard to the Subsidiary.

The Advisor and the Sub-Advisor, as it relates to the Subsidiary, comply with provisions of the 1940 Act relating to investment advisory contracts under Section 15 as an investment adviser to the DBi Managed Futures Strategy ETF under Section 2(a)(20) of the 1940 Act. The DBi Managed Futures Strategy ETF complies with the provisions of the 1940 Act, including those relating to investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis with the Subsidiary, and the Subsidiary complies with the provisions relating to affiliated transactions and custody (Section 17).

ADDITIONAL PORTFOLIO MANAGER INFORMATION

The following section provides information regarding each portfolio manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Funds for which they sub-advise. Each portfolio manager or team member is referred to as a portfolio manager below. The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another. Each firm is a separate entity that may employ different compensation structures and may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager of each Fund, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below. Information in all tables is shown as of the Funds’ fiscal year-end, December 31, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Andrew Beer (DBi)	2	$357.8 million	1	$36.7 million	0	$0
Mathias Mamou-Mani (DBi)	2	$357.8 million	1	$36.7 million	0	$0

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio managers of the Sub-Advisor who manage other investment accounts in addition to one or more of the Funds may be presented with the potential conflicts described below.

DYNAMIC BETA INVESTMENTS, LLC(“DBi”)

Sub-Advisor to the Funds

Material conflicts of interest that may arise in connection with a portfolio manager’s management of each Fund’s investments and investments of other accounts managed include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio managers, and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio managers. The Sub-Advisor maintains investment, trade allocation, and account valuation (including fair valuation) policies and procedures to address such conflicts of interest.

LITMAN GREGORY

Advisor to the Funds

Litman Gregory has overall responsibility for assets under management and conducts oversight and evaluation of the Funds’ investment managers and other duties. Litman Gregory generally does not make day-to-day decisions with respect to the purchase and sale of portfolio securities by the Funds. Accordingly, no material conflicts of interest are expected to arise between the Funds and other accounts managed by the portfolio managers. Litman Gregory has adopted compliance policies, including allocation policies and a code of ethics, which are intended to prevent or mitigate conflicts of interest, if any, that may arise.

Compensation Structure and Methods

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Funds’ portfolio managers as of the fiscal year ended December 31, 2020.

DBi

Sub-Advisor to the Funds

Each portfolio manager receives a fixed salary and owns an equity interest in the Sub-Advisor. Each Portfolio Manager’s compensation is determined by the profitability of the Sub-Advisor and is not based on the performance or value of assets of the Funds.

LITMAN GREGORY

Advisor to the Funds

Litman Gregory’s portfolio managers are compensated based on a fixed salary and a distribution of Litman Gregory’s profits commensurate with the portfolio managers’ respective ownership percentages in the parent company of the Advisor.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of Fund shares beneficially owned by each portfolio manager of such Fund, as of the date of this SAI.

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Andrew Beer/
DBi Managed Futures Strategy ETF	A
DBi Hedge Strategy ETF	A
Mathias Mamou-Mani
DBi Managed Futures Strategy ETF	A
DBi Hedge Strategy ETF	A

Key of Dollar Ranges for Table: A - None; B - $1 to $10,000; C - $10,001 to $50,000; D - $50,001 to $100,000; E - $100,001 - $500,000; F - $500,001 - $1,000,000; G - Over $1,000,000.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Funds to the Advisor as a part of the Advisor’s general management of the Funds, subject to the Board’s continuing oversight. The policy of the Trust is also to adopt the policies and procedures used by the Advisor to vote proxies relating to portfolio securities held by its clients.

The following information is a summary of the proxy voting policies and procedures of the Advisor and the Sub-Advisor.

LITMAN GREGORY

Advisor to the Funds

It is the Advisor’s policy to vote all proxies received by the Funds in a timely manner. In general, the Advisor will vote in accordance with its pre-determined voting guidelines (the “Guidelines”). However, the Advisor reserves the right to depart from any of the Guidelines and make a voting decision on a case-by-case basis. Although many proxy proposals will be covered by the Guidelines, the Advisor recognizes that some proposals require special consideration, and the Advisor will make a decision on a case-by-case basis in these situations. Where such a case-by-case determination is required, the Advisor’s proxy voting coordinator may, but is not required to, consult with other personnel of the Advisor to determine the appropriate action on the matter.

Unless otherwise instructed by the Funds, the Advisor may, and generally will, delegate the responsibility for voting proxies relating to the Funds’ portfolio securities to the Sub-Advisor. To the extent such responsibility is delegated to the Sub-Advisor, the Sub-Advisor shall assume the fiduciary duty and reporting responsibilities of the Advisor. Unless otherwise instructed by the Funds or the Advisor, the Sub-Advisor shall apply its own proxy voting policies and procedures.

The Advisor’s duty is to vote in the best interests of the Funds’ shareholders. In situations where the Advisor determines that a proxy proposal raises a material conflict of interest between the interests of the Advisor, the Funds’ principal underwriter, or an affiliated person of the Advisor or the principal underwriter and that of one or more Funds, the conflict shall be resolved by voting in accordance with a predetermined voting policy. However, to the extent that (1) no pre-determined voting policy applies to the specific proposal or (2) there is an applicable pre-determined voting policy, but the Advisor has discretion to deviate from such policy, the Advisor shall disclose the conflict to the Board and seek the Board’s direction or consent to the proposed vote prior to voting on such proposal.

DBi

Sub-Advisor to the Funds

Absent specific client instructions, DBi has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

•	The CCO or his designee will instruct each client’s custodian to direct all client proxies to DBi.

•

The CCO will consider whether DBi is subject to any material conflict of interest in connection with each proxy vote. Supervised Persons must notify the CCO if they are aware of any material conflict of interest associated with a proxy vote. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting. The following examples are meant to help Supervised Persons identify potential conflicts:

•	An issuer or some other third party offers DBi or a Supervised Person compensation in exchange for voting a proxy in a particular way;

•	A Supervised Person, or a member of a Supervised Person’s household, has a personal or business relationship with an Issuer. DBi receives a proxy solicitation from that Issuer; and

•

If DBi detects a material conflict of interest in connection with a proxy solicitation, the CCO will consult with the General Counsel and the Portfolio Managers. At his discretion, the CCO may also seek input from DBi’s Advisory Board. After such consultation, the CCO will decide how to vote the proxy in the best interest of clients, clearly documenting the basis for this decision and all input received.

•	If no material conflict of interest is identified, the Portfolio Managers will decide how to vote the proxy, taking into account any client-specific guidelines.

•

DBi will not neglect its proxy voting responsibilities, but DBi may abstain from voting if it deems that abstinence is in its clients’ best interests. For example, DBi may be unable to vote securities that have been lent by the custodian. The CCO will prepare and maintain memoranda describing the rationale for any instance in which DBi does not vote a client’s proxy.

•

DBi will generally support the Portfolio Managers’ recommendations on proxy issues related to business operation matters. However, when DBi believes the Portfolio Managers are acting in a manner inconsistent with its clients’ best interests, DBi will vote against the Portfolio Managers’ recommendations. In evaluating a particular proposal, DBi takes into consideration, among other things: 1) the Portfolio Managers’ assertions regarding the proxy proposal; and 2) DBi’s determination of how the proxy proposal will impact its clients.

•	The CCO will retain the following information in connection with each proxy vote:

•	The Issuer’s name;

•	The Security’s ticker symbol or CUSIP, as applicable;

•	The shareholder meeting date;

•	The number of shares that DBi voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the Issuer or a Security-holder;

•	Whether DBi cast a vote;

•	How DBi cast its vote (for the proposal, against the proposal, or abstain); and

•	Whether DBi cast its vote with or against management.

•

Proxies received after a client terminates its advisory relationship with DBi will not be voted. The CCO will promptly return such proxies to the sender, along with a statement indicating that DBi’s advisory relationship with the client has terminated, and that future proxies should not be sent to DBi.

MORE INFORMATION ABOUT PROXY VOTING

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30, are available without charge, upon request, by calling toll-free, 1-800-960-0188 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available without charge, upon request, by calling 1-800-960-0188.

ADMINISTRATOR

State Street Bank and Trust Company (“State Street” or the “Administrator”) serves as the Trust’s administrator pursuant to an Administration Agreement dated September 10, 2014 (the “Administration Agreement”). State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street is located at One Lincoln Street, Boston, MA 02111. Pursuant to the Administration Agreement with the Trust, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare various reports for filing with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust. The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Administration Agreement except for the negligence or willful misconduct of the Administrator, its officers or employees. As compensation for these services, each Fund pays State Street an annual administration fee based upon a percentage of the average net assets of such Fund.

For the fiscal period/years indicated below, as applicable, the Predecessor Funds paid the following administrative and account fees to the prior administrator.

Name of Fund	2020	2019
iM DBi Managed Futures Strategy ETF	$85,632	$51,609	(1)
iM DBi Hedge Strategy ETF	$69,146	$7,064	(2)

(1)	For the fiscal period May 7, 2019 (commencement of operations) through December 31, 2019.
(2)	For the fiscal period December 17, 2019 (commencement of operations) through December 31, 2019.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Management Agreement states that, with respect to the segment of the Fund’s portfolio allocated to the Sub-Advisor, the Sub-Advisor shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Sub-Advisor shall not direct orders to an affiliated person of the Sub-Advisor without general prior authorization to use such affiliated broker or dealer by the Board. In general, the Sub-Advisor’s primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances. In selecting a broker-dealer to execute each particular transaction, the Sub-Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Advisor and the Board may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by its Management Agreement with the Fund or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Sub-Advisor a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Advisor’s or Advisor’s overall responsibilities with respect to the Fund or other advisory clients. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor or any affiliate of either. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine. The Sub-Advisor shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations.

On occasions when the Sub-Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Advisor, the Sub-Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The table below shows brokerage commissions paid in the aggregate amount by each Predecessor Fund for the fiscal period/years ended December 31.

Name of Fund	2020	2019
iM DBi Managed Futures Strategy ETF	$89,176	$30,996	(1)
iM DBi Hedge Strategy ETF	$8,622	$1,374	(2)

(1)	For the fiscal period May 7, 2019 (commencement of operations) through December 31, 2019.
(2)	For the fiscal period December 17, 2019 (commencement of operations) through December 31, 2019.

Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Advisor, the Sub-Advisor or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

The following amounts were paid by the Predecessor Funds to the affiliated broker-dealer listed below, which was under common control with the prior distributor during the fiscal year ended December 31, 2020:

Affiliated Broker
iM DBi Managed Futures Strategy ETF	U.S. Bank, N.A.
For the fiscal year ended December 31, 2020,
Commission Paid	$2,311
% of Aggregate Commissions	2.59%
% of Aggregate Dollar Amounts of Transactions	0.89%

Affiliated Broker
iM DBi Hedge Strategy ETF	U.S. Bank, N.A.
For the fiscal year ended December 31, 2020,
Commission Paid	$3,456
% of Aggregate Commissions	40.08%
% of Aggregate Dollar Amounts of Transactions	7.24%

Securities of “Regular Broker-Dealers.” Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of a Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from a Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of a Fund; or (iii) sold the largest dollar amounts of the Shares. During the fiscal year ended December 31, 2020, the Predecessor Funds did not hold the securities of any regular brokers or dealers of the Predecessor Funds.

Subject to such policies as the Advisor and the Board may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by its Management Agreement with a Fund or otherwise solely by reason of its having caused any Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Sub-Advisor a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Advisor’s or Advisor’s overall responsibilities with respect to each Fund or other advisory clients. Each Sub-Advisor is further authorized to allocate the orders placed by it on behalf of each Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor or any affiliate of either. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine. Each Sub-Advisor shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations. During the fiscal year ended December 31, 2020, the Predecessor Funds did not direct brokerage transactions to a broker because of research services provided.

On occasions when the Sub-Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Advisor, the Sub-Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

Distribution of Fund Shares

The Funds’ principal underwriter is ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203. Shares are continuously offered for sale by the Distributor only in Creation Units on a best efforts basis. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement continues in effect only if its continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees who are not parties to the agreement or interested persons of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of a Fund or by vote of a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Distributor upon 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Distribution Plan

As noted in the prospectus, the Trust has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Funds. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. Under the Plan, a Fund is authorized to pay a Rule 12b-1 fee to the Distributor and other authorized recipients (the “Distribution Fee”) for distribution and shareholder services on behalf of such Fund. The Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of a Fund’s shares, subject to the terms of the Plan, or to provide certain shareholder services.

No fees are currently paid pursuant to the Plan by a Fund, and there is no expectation that such fees will be imposed. However, in the event fees are charged to a Fund pursuant to the Plan in the future, because the fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Under the Plan, each Fund is authorized to pay a fee (the “Distribution Fee”) to the Distributor and other authorized persons pursuant to the Plan for distribution and shareholder services on behalf of the applicable Fund. Under the Plan, the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of a Fund’s shares, subject to the terms of the Plan, or to provide certain shareholder services.

Set forth below is a list of the member firms of FINRA to which the Advisor, or its affiliates, made payments out of their revenues in connection with the sale and distribution of the Funds’ shares or for services to the Funds and their shareholders for the year ended December 31, 2020. Such payments are in addition to any Distribution Plan amounts paid to such FINRA member firms. Any additions, modifications, or deletions to the FINRA member firms identified in this list since December 31, 2020 are not reflected:

FINRA member firms

Raymond James

The Advisor or its affiliates may also make payments to selling and shareholder servicing agents that are not FINRA member firms and that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. High turnover rates are likely to result in comparatively greater brokerage expenses. Because trades that have a maturity when purchased of one year or less are excluded from the portfolio turnover calculation and these are the only types of instruments held by the Funds, the Predecessor Funds did not report a portfolio turnover rate for the fiscal year ended December 31, 2020.

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to a Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, a Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each business day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Funds will not issue fractional Creation Units. A “Business Day” is any day on which the Exchange is open for business.

Fund Deposit. The consideration for purchase of a Creation Unit of a Fund generally consists of a specified cash payment (the “Deposit Cash”) and/or Deposit Securities (defined below) and a Cash Component (defined below). Notwithstanding the foregoing, the Trust reserves the right to offer and issue Shares in exchange for an in-kind deposit of a designated portfolio of Deposit Securities per each Creation Unit, constituting a substantial replication of the securities included in a Fund’s portfolio and a Cash Component (defined below), computed as described below. The Trust also reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Deposit Cash to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

Each Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the applicable Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the applicable Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available. Notwithstanding the foregoing, each Fund may determine on a given Business Day that all purchases, all redemptions, or all purchases and redemptions on that day will be made entirely in cash.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund may change from time to time.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from the Funds must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Funds for orders to purchase Creation Units, including custom orders, is expected to be 2:00 p.m. Eastern time, which time may be modified by each Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, the applicable Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Funds, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the applicable Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. The “Settlement Date” for a Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 3:00 p.m., Eastern Time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 3:00 p.m., Eastern Time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee”, may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to a Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the applicable Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for each Fund is $250, regardless of the number of Creation Units created in the transaction. A Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the applicable Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the applicable Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of the shareholders of the applicable Fund. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the applicable Fund to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Funds. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. If the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for each Fund is $250 regardless of the number of Creation Units redeemed in the transaction. Each Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the applicable Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the applicable Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of the shareholders of the applicable Fund.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the applicable Fund to their account or on their order.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 2:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.

The Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). Each Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

Because the portfolio securities of the Funds may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their Shares, or to purchase or sell Shares on the Exchange, on days when the NAV of the applicable Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Shares or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

NET ASSET VALUE

The NAV of a Fund’s shares will fluctuate and is determined as of the close of trading on the NYSE (currently, 4:00 p.m., Eastern Time) each business day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in a Fund outstanding at such time.

Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. In that case, the price used to determine a Fund’s NAV on the last day on which such exchange was open will be used, unless the Board determines that a different price should be used. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which a Fund’s NAV is not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which a Fund calculates its NAV may occur between the times when such securities are valued and the close of the NYSE which will not be reflected in the computation of a Fund’s NAV unless the Board or its delegates deem that such events would materially affect the NAV, in which case an adjustment would be made.

Generally, a Fund’s investments are valued on the basis of market quotations. Securities or assets for which market quotations are not available, or for which the pricing service approved by the Board does not provide a valuation or provides a valuation that in the judgment of the relevant Sub-Advisor, with the concurrence of the Advisor, is stale or does not represent the fair value of such securities or assets, shall be valued by the Valuation Committee in consultation with the Advisor, the relevant Sub-Advisor, and the Administrator pursuant to procedures approved by the Board.

Each Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges, are generally determined on the basis of the last reported sale price on the exchange on which such securities are traded (or the NASDAQ official closing price for NASDAQ-reported securities, if such price is provided by the Funds’ accountant), as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Sub-Advisor to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities, which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

Corporate debt securities, mortgage-related securities and asset-backed securities held by a Fund are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service and approved by the Board, or at fair value as determined in good faith by procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is the last sale or settlement price on the exchange or board of trade on which the future is traded or, if no sales are reported, at the mean between the last bid and asked price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board. If an options or futures exchange closes after the time at which a Fund’s NAV is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the NAV.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

TAXATION

The following summarizes certain additional U.S. federal income tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus are not intended as a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, local, or foreign taxes.

Taxation of the Funds. Each Fund intends to qualify each year to be treated as a separate RIC under the Code. As such, a Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the applicable Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the applicable Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

To the extent a Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the applicable Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where a Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the applicable Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, a Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the applicable Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC, the applicable Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the applicable Fund and may not be distributed as capital gains to its shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

The Predecessor Funds did not have any capital loss carryforward amounts for the fiscal year ending December 31, 2020.

A Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. The Funds intend to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions. Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), and its net tax-exempt income, if any. Each Fund intends to distribute annually any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund shareholders regardless of whether the shareholders receive these distributions in cash or reinvest them in additional Shares.

Each Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at rates of up to 20%. Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by a Fund from an ETF or an underlying fund taxable as a RIC or a real estate investment trust (“REIT”) may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the applicable Fund may report all distributions of such income as qualified dividend income.

As noted above, dividends received by a Fund from a REIT may be treated as qualified dividend income, but generally only to the extent so reported by such REIT. Additionally, In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a RIC and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares.

Fund dividends will not be treated as qualified dividend income if a Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, or the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income.

In the case of corporate shareholders, certain dividends received by a Fund from U.S. corporations (generally, dividends received by a Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the applicable Fund may be eligible for the 50% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to a Fund from other RICs are not eligible for the dividends-received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). A Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who have not held Shares for a full year should be aware that a Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the applicable Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in a Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher capital gain or lower capital loss when Shares on which the distribution was received are sold. After a shareholder’s basis in Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares. A sale or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Funds, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, a Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments. Certain of a Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect a Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause a Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding Fund-level income and excise taxes. Each Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC. To the extent a Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

A Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year that qualify as section 1256 contracts under the Code. Gain or loss from futures contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. If a Fund is required to mark-to-market certain types of positions in its portfolios (i.e., treat them as if they were closed out), this may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding Fund-level income and excise taxes. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

Any annual net profit of the Subsidiary will be recognized as ordinary income by the Fund, but any annual net loss of the Subsidiary will not be recognized and will not carry forward. In general, DBi Managed Futures Strategy ETF will have to recognize as ordinary income its pro rata share of (i) any Subpart F income of the Subsidiary, (ii) any investments by the Subsidiary in U.S. property, and (iii) any global intangible low-taxed income of the Subsidiary, regardless of whether the Subsidiary makes any distributions of any such income to DBi Managed Futures Strategy ETF.

Backup Withholding. Each Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Foreign Shareholders. Any non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income, as long as the income from a Fund is not effectively connected with the foreign shareholder’s U.S. trade or business. However, distributions of a Fund attributable to U.S.-source portfolio interest income paid may not be subject to this withholding tax if appropriately designated and reported by such Fund (subject to certain additional restrictions in the hands of a foreign shareholder). Additionally, qualifying foreign shareholders generally may be exempt from federal income tax on distributions of a Fund attributable to net long-term and short-term capital gain and on gain realized from the sale or redemption of shares of the Fund, if appropriately designated and reported by such Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from a Fund is effectively connected with a foreign shareholder’s U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from the 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year (as determined under a special formula). Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the entity’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to a Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gains and the gross proceeds from a sale or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in a Fund should consult their tax advisors in this regard.

Foreign taxpayers are generally subject to withholding tax at a flat rate of 30% on U.S.-source income that is not effectively connected with the conduct of a trade or business in the U.S. This withholding rate may be lower under the terms of a tax convention.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in a Fund can differ from the federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in a Fund.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, a Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund if, for example, (i) a Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) a Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions, and Taxes.”

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Each Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the applicable Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve a Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income at the Fund level.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the applicable Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and conducting a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

GENERAL INFORMATION

The Trust is a Delaware statutory trust organized on August 1, 1996. Each Fund is anticipated to commence operations on September 17, 2021. The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Trust’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders. The Board has created nine series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular PartnerSelect Fund or iM Global Fund will be allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each PartnerSelect Fund and iM Global Fund.

Each Fund may hold special meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental policies, approve an investment advisory contract or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Each Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes each shareholder is entitled to is based on the number of shares he or she owns. Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held.

The PartnerSelect Equity Fund, the PartnerSelect International Fund, the PartnerSelect Alternative Strategies Fund, the PartnerSelect High Income Alternatives Fund, the PartnerSelect SBH Focused Small Value Fund and the PartnerSelect Oldfield International Value Fund are the only operating series of shares of the Trust. The Board may, at its own discretion, create additional series of shares. The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for the Trust’s acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for its obligations.

The Agreement and Declaration of Trust provides that the shareholders have the right to remove a Trustee. Upon the written request of the record holders of 10% of the Trust’s shares, the Trustees will call a meeting of shareholders to vote on the removal of a Trustee. No amendment may be made to the Agreement and Declaration of Trust that would have a material adverse effect on shareholders without the approval of the holders of more than 50% of the Trust’s shares. Shareholders have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable by the Trust, except as set forth above.

The Trust and Litman Gregory have obtained an exemptive order from the SEC, which permits Litman Gregory, subject to certain conditions, to hire, terminate and replace managers with the approval of the Board only and without shareholder approval. Within 60 days of the hiring of any new manager or the implementation of any proposed material change in a sub-advisory agreement with an existing manager, shareholders will be furnished information about the new manager or sub-advisory agreement that would be included in a proxy statement. The order also permits a Fund to disclose sub-advisory fees only in the aggregate in its registration statement. Pursuant to the order, shareholder approval is required before Litman Gregory enters into any sub-advisory agreement with a manager that is affiliated with the Funds or Litman Gregory.

The Trust, the Advisor, the Sub-Advisor and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of the Advisor, the Sub-Advisor and the Distributor, to invest in securities that may be purchased or held by the Funds.

The Trust’s custodian, State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111 is responsible for holding the Funds’ assets and acting as the Trust’s accounting services agent. The DBi Managed Futures Strategy ETF’s and the DBi Hedge Strategy ETF’s transfer agent is State Street. The Trust’s independent registered public accounting firm, Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, also assists with the Funds’ tax returns. The Trust’s legal counsel is Paul Hastings LLP, 101 California Street, 48th Floor, San Francisco, California 94111.

The Funds reserve the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s NAV (a redemption in kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

FINANCIAL STATEMENTS

The audited financial statements, including the Financial Highlights of each Predecessor Fund, for the year ended December 31, 2020, and the Predecessor Funds’ independent registered public accountant firm’s report thereon are incorporated by reference into this SAI and are available at http://www.partnerselectfunds.com. Shareholders may receive a copy of the audited and unaudited financial statements at no additional charge when requesting a copy of the SAI.

APPENDIX

Description of Ratings

The following terms are generally used to describe the credit quality of debt securities:

Moody’s Investors Service, Inc.: Corporate Bond Ratings

Aaa—Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from Aa through Caa. Both the Aaa and Aa rating classifications. The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category. Additionally a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations and subject to low credit risk. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations, subject to moderate credit risk, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Corporation: Corporate Bond Ratings

AAA—This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA—Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Commercial Paper Ratings

Moody’s commercial paper ratings are assessments of the issuer’s ability to repay punctually promissory obligations. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1—highest quality; Prime 2—higher quality; Prime 3—high quality.

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers “1”, “2” and “3” to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A “+” designation is applied to those issues rated “A-1” which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation “A-2” is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation “A-3” have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.